As filed with the Securities and Exchange Commission on August 22, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)

Robert Conti, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Registrant’s Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders.

The following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2013

B0731 08/13

Balanced Portfolio Commentary

The Neuberger Berman Advisors Management Trust (AMT) Balanced Portfolio Class I posted a 6.36% total return for the six months ended June 30, 2013. The Portfolio's equity component underperformed the Russell Midcap® Growth Index for the period. The Portfolio's fixed income component underperformed the Barclays 1-3 Year U.S. Government/Credit Index for the period.

Equities

A slow and steadily resilient economy coupled with a stealthy bull market, defined by an overabundance of liquidity, fostered surprisingly robust double digit returns during the reporting period. From our perspective as equity investors, the near-term impact of a practically zero-rate environment has been to cultivate a dependency among yield-obsessed investors for the significant number of corporations that are only too happy to provide that "fix" in the form of escalating dividend programs over direct capital reinvestment into their franchises—and in some cases as an apparently viable short-term remedy for any perceived fundamental shortcomings. The broad effect has been a suppression of balance sheet differentiation and a continued stylistic rotation in favor of increasingly crowded yield-driven trades and away from higher growth and higher expectation companies, all of which has been underscored by an unusual mix of market leadership whereby the Consumer Staples and Information Technology ("IT") sectors were among the unexpected leading and lagging contributors, respectively, in a buoyant equity market over the six-month period. While the overall level of macro-related noise moderated, the road to recovery, fueled by positive trends in U.S. housing and steady GDP growth, still encountered turbulence around the eventual impact of sequester-driven budget cuts, the true health of China's economy, political unrest in various emerging and developing countries and the Federal Reserve's definition of "tapering."

During the reporting period, the portfolio was overweighted in Industrials, IT, Telecommunication Services, Health Care and Energy and underweighted in Consumer Discretionary, Materials, Consumer Staples and Financials. Drilling down to industry-level decisions, relative performance proved to be as much about what we didn't own as what we did, as our avoidance of, or significant underweight to, airlines, personal products, packaged food and meats, auto manufacturers and Internet retail contributed meaningfully to our relative underperformance. In each case, we believe our underweight was justified as the aforementioned segments were fueled by stocks that excelled in spite of what we viewed to be either significant headwinds, questionable management and/or slow growth potential in the underlying business.

With respect to what we did own, positive contributions from Cabot Oil & Gas, IntercontinentalExchange, Illumina, Cerner, Affiliated Managers Group, AMC Networks and Tractor Supply were unable to offset significant weakness across our IT holdings.

Top contributor Cabot, a domestic oil and gas exploration and production company, raised its guidance and we believe it remains well positioned to effectively execute in a declining price environment. In Financials, IntercontinentalExchange, an operator of global futures exchanges, was boosted by its potential acquisition of the New York Stock Exchange, while Affiliated Managers Group, a global asset management company, benefited from strong equity performance from its investment boutiques. Within Health Care, Illumina, a developer of life science and genetic analysis tools, delivered a strong second quarter and outlook that was well received by the market and Cerner, a supplier of health care information technology solutions and services, saw its quarterly contract bookings pass $1 billion. In Consumer Discretionary, AMC Networks, an operator of cable television brands, continued to benefit from the strength of its original programming titles such as Mad Men and Breaking Bad, while Tractor Supply, an operator of retail farm and ranch supply stores, benefited from operational efficiencies and favorable weather trends.

Within IT, Rackspace Hosting, Trimble Navigation, Aruba Networks, Liquidity Services and Cognizant Technology Solutions were the primary detractors from stock selection and overall performance. Rackspace Hosting, a provider of cloud computing services, overestimated client adoption rates for its newest product, causing it to lower its performance outlook. Trimble Navigation, which provides advanced positioning product solutions, was slowed by global macro headlines and spending headwinds. Aruba Networks, a provider of mobile enterprise and network access solutions, delivered both disappointing results and guidance in the face of aggressive competition from Cisco, while Liquidity Services, which offers an online auction environment for bulk, salvage and specialty products, disappointed on news that a recent acquisition would require capital reinvestment and be dilutive to earnings. Finally, Cognizant, a consulting and outsourcing company, was negatively impacted by both anemic global IT spending and potential headaches from the proposed immigration bill currently in Congress. With the exception of Trimble Navigation, we exited our positions in the aforementioned detractors.

Looking ahead, we remain stout believers in the long-term resiliency of our economy and constructive on an eventual reemergence of fundamentals as the primary differentiator and driver of stock price appreciation. With valuations attractive across traditional mid cap growth sectors, and in particular for the higher growth and higher expectation companies we typically seek, we are cautiously optimistic that it will continue to be a positive year for mid cap equities.

Fixed Income

The overall fixed income market generated weak results during the reporting period. Both short- and long-term yields (two years and up) moved sharply higher over the period, dragging down the performance of non-Treasury securities. The market largely treaded water during the first half of the period. Despite the economy appearing to gather some momentum, the Federal Reserve ("Fed") maintained its highly accommodative policy. After a strong start to the second half of the period, the fixed income market fell sharply in May and June. After declining in April, both short- and long-term Treasury yields moved sharply higher over the next two months. The yield on the 10-year Treasury rose nearly 100 basis points from its low in early May to the peak toward the end of June.

The sell-off in the market began following the Fed meeting that concluded on May 1. While the Fed made no major policy announcements, in its official statement the central bank said that it was "...prepared to increase or reduce the pace of its purchases to maintain appropriate policy accommodation as the outlook for the labor market or inflation changes." This was interpreted as a sign that the Fed was getting closer to tapering its monthly asset purchase program. The market's decline intensified following the Fed's meeting that ended on June 19. Again, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said "...the Committee currently anticipates that it would be appropriate to begin to moderate the monthly pace of purchases later this year." He added that if later reports meet the Fed's expectations, "we will continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around mid-year." Despite Bernanke saying that tapering would be data dependent, the market began to price in an end of monetary policy accommodation.

The portfolio's yield curve positioning was the largest detractor from performance during the six month reporting period. We maintained a barbell structure for the portfolio, with overweights to the short and relatively longer ends of the curve versus the benchmark. This was negative for results as longer-terms rates increased more than their shorter-term counterparts during the period. In terms of sector allocation, the portfolio's allocation to agency mortgage-backed securities (MBS) was the largest detractor from results. On the upside, our exposures to commercial mortgage-backed securities (CMBS) and non-agency MBS were the largest contributors to performance.

The portfolio maintained its overall positioning during the period, with an overweight to non-Treasuries and an underweight to Treasuries. From a sector perspective, we actively participated in the investment grade corporate bond new issuance market and increased our exposure to lower coupon 15 year agency MBS. We also added to our allocations to CMBS and floating rate asset-backed securities (ABS). These purchases were funded by reducing our exposure to Treasuries.

The rapid increase in Treasury yields during the second quarter came as a surprise to both the Fed and most market participants. It appears to us that investors overreacted to Fed Chairman Bernanke's statements regarding potential tapering later this year. Indeed, while the Fed raised its forecast for future GDP growth in June, the Commerce Department was reducing its reading for first quarter GDP growth. That being said, the Fed has artificially kept rates low with its accommodative monetary policy and higher rates were inevitable, in our view. We currently estimate the fair value of U.S. 10-year Treasuries to be between 2.30% and 2.80%. At the end of the second quarter, yields were in the middle of that range and we do not anticipate they will move meaningfully higher in the near term.

While the Fed may indeed begin to taper its asset purchases later in the year, if economic data continues to improve we believe the process of unwinding the central bank's balance sheet will take several years and that it will be done at a measured pace. In addition, we anticipate the federal funds rate will remain on hold for the foreseeable future. Given significant spread widening over the last two months, we believe a number of spread sectors are more attractively valued, especially against a backdrop of continued modest economic growth and subdued inflation. Therefore, we anticipate adhering to our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

KENNETH J. TUREK, THOMAS SONTAG
MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

Balanced Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	4.8%
Common Stock	61.1
Corporate Debt	15.1
Mortgage-Backed Securities	11.0
U.S. Treasury Securities	6.5
Short-Term Investments	3.7
Liabilities, less cash, receivables and other assets	(2.2)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	10 Years	Life of Fund
Balanced Portfolio	02/28/1989	6.36%	8.73%	2.33%	5.35%	6.63%
Barclays 1-3 Year U.S. Government/ Credit Index[1,2]		0.07%	0.74%	2.47%	2.92%	5.35%
Russell Midcap® Growth Index[1,2]		14.70%	22.88%	7.61%	9.94%	10.40%
Russell Midcap® Index[1,2]		15.45%	25.41%	8.28%	10.65%	11.52%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.02% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers.

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on the market capitalization). The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the Credit Index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13
Class I	$1,000.00	$1,063.60	$9.47
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Balanced Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (61.1%)
Aerospace & Defense (0.8%)
1,950	BE Aerospace, Inc.	$123,006	*
Beverages (1.1%)
1,500	Beam, Inc.	94,665
1,000	Monster Beverage Corp.	60,770	*
		155,435
Biotechnology (2.1%)
1,000	Alexion Pharmaceuticals, Inc.	92,240	*
2,950	ARIAD Pharmaceuticals, Inc.	51,595	*
1,100	BioMarin Pharmaceutical, Inc.	61,369	*
1,250	Cepheid, Inc.	43,025	*
650	Onyx Pharmaceuticals, Inc.	56,433	*
		304,662
Building Products (0.7%)
2,700	Fortune Brands Home & Security, Inc.	104,598
Capital Markets (1.6%)
950	Affiliated Managers Group, Inc.	155,743	*
1,950	Raymond James Financial, Inc.	83,811
		239,554
Chemicals (1.2%)
1,300	Airgas, Inc.	124,098
600	Ashland, Inc.	50,100
		174,198
Commercial Banks (0.3%)
500	SVB Financial Group	41,660	*
Commercial Services & Supplies (1.1%)
1,500	Stericycle, Inc.	165,645	*
Containers & Packaging (0.7%)
2,000	Packaging Corp. of America	97,920
Distributors (0.5%)
2,750	LKQ Corp.	70,813	*
Diversified Financial Services (0.9%)
700	IntercontinentalExchange, Inc.	124,432	*
NUMBER OF SHARES		VALUE†
Electrical Equipment (2.6%)
3,850	AMETEK, Inc.	$162,855
1,250	Generac Holdings, Inc.	46,262
1,350	Roper Industries, Inc.	167,697
		376,814
Electronic Equipment, Instruments & Components (1.4%)
500	Amphenol Corp. Class A	38,970
2,600	CDW Corp.	48,412	*
4,500	Trimble Navigation Ltd.	117,045	*
		204,427
Energy Equipment & Services (1.4%)
1,150	Cameron International Corp.	70,334	*
450	Core Laboratories NV	68,247
1,000	Oceaneering International, Inc.	72,200
		210,781
Food & Staples Retailing (1.4%)
1,100	PriceSmart, Inc.	96,393
2,200	Whole Foods Market, Inc.	113,256
		209,649
Food Products (0.9%)
1,000	Green Mountain Coffee Roasters, Inc.	75,060	*
500	J.M. Smucker Co.	51,575
		126,635
Health Care Equipment & Supplies (0.7%)
850	Cooper Cos., Inc.	101,193
Health Care Providers & Services (2.2%)
2,500	Catamaran Corp.	121,800	*ØØ
1,100	Community Health Systems, Inc.	51,568
750	DaVita HealthCare Partners, Inc.	90,600	*
1,250	Team Health Holdings, Inc.	51,337	*
		315,305
Health Care Technology (1.0%)
1,500	Cerner Corp.	144,135	*
Hotels, Restaurants & Leisure (1.6%)
750	Buffalo Wild Wings, Inc.	73,620	*
400	Panera Bread Co. Class A	74,376	*
1,350	Starwood Hotels & Resorts Worldwide, Inc.	85,306
		233,302

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Household Products (0.9%)
2,050	Church & Dwight Co., Inc.	$126,506
Internet & Catalog Retail (0.3%)
800	Expedia, Inc.	48,120
IT Services (0.9%)
700	Alliance Data Systems Corp.	126,721	*
Life Sciences Tools & Services (1.2%)
1,000	ICON PLC	35,430	*
1,950	Illumina, Inc.	145,938	*
		181,368
Machinery (1.1%)
700	Chart Industries, Inc.	65,863	*
1,350	Pall Corp.	89,681
		155,544
Media (1.5%)
1,950	AMC Networks, Inc. Class A	127,549	*
1,250	Discovery Communications, Inc. Class A	96,513	*
		224,062
Multiline Retail (0.7%)
2,100	Dollar Tree, Inc.	106,764	*
Oil, Gas & Consumable Fuels (2.5%)
1,500	Cabot Oil & Gas Corp.	106,530
700	Concho Resources, Inc.	58,604	*
4,100	Denbury Resources, Inc.	71,012	*
1,000	Gulfport Energy Corp.	47,070	*
2,000	Oasis Petroleum, Inc.	77,740	*
		360,956
Pharmaceuticals (1.2%)
550	Actavis, Inc.	69,421	*
850	Perrigo Co.	102,850
		172,271
Professional Services (2.3%)
1,200	Advisory Board Co.	65,580	*
1,150	Towers Watson & Co. Class A	94,231
2,950	Verisk Analytics, Inc. Class A	176,115	*
		335,926
Real Estate Management & Development (1.0%)
1,250	Jones Lang LaSalle, Inc.	113,925
700	Realogy Holdings Corp.	33,628	*
		147,553
NUMBER OF SHARES		VALUE†
Road & Rail (2.5%)
600	Canadian Pacific Railway Ltd.	$72,828
2,700	Hertz Global Holdings, Inc.	66,960	*
1,900	J.B. Hunt Transport Services, Inc.	137,256
800	Kansas City Southern	84,768
		361,812
Semiconductors & Semiconductor Equipment (1.9%)
3,250	Avago Technologies Ltd.	121,485
2,500	Cavium, Inc.	88,425	*
2,000	Microchip Technology, Inc.	74,500
		284,410
Software (5.7%)
1,700	ANSYS, Inc.	124,270	*
3,000	Aspen Technology, Inc.	86,370	*
1,450	Citrix Systems, Inc.	87,478	*
900	Concur Technologies, Inc.	73,242	*
1,650	Electronic Arts, Inc.	37,901	*
2,100	Informatica Corp.	73,458	*
500	NetSuite, Inc.	45,870	*
1,250	Red Hat, Inc.	59,775	*
2,000	Salesforce.com, Inc.	76,360	*
1,250	Splunk, Inc.	57,950	*
1,000	Synopsys, Inc.	35,750	*
600	Ultimate Software Group, Inc.	70,374	*
		828,798
Specialty Retail (6.5%)
1,350	Cabela's, Inc.	87,426	*
2,350	Dick's Sporting Goods, Inc.	117,641
1,100	DSW, Inc. Class A	80,817
1,250	GameStop Corp. Class A	52,538
1,000	O'Reilly Automotive, Inc.	112,620	*
1,450	Ross Stores, Inc.	93,974
1,250	Tile Shop Holdings, Inc.	36,200	*
1,100	Tractor Supply Co.	129,371
300	Ulta Salon Cosmetics & Fragrance, Inc.	30,048	*
2,750	Urban Outfitters, Inc.	110,605	*
1,700	Williams-Sonoma, Inc.	95,013
		946,253
Textiles, Apparel & Luxury Goods (2.8%)
2,950	Fifth & Pacific Cos., Inc.	65,903	*
1,500	Hanesbrands, Inc.	77,130
650	Lululemon Athletica, Inc.	42,588	*
600	Michael Kors Holdings Ltd.	37,212	*
850	PVH Corp.	106,292
1,250	Under Armour, Inc. Class A	74,638	*
		403,763
Thrifts & Mortgage Finance (0.7%)
2,500	Ocwen Financial Corp.	103,050	*

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (1.1%)
2,450	Fastenal Co.	$112,333
1,100	United Rentals, Inc.	54,901	*
		167,234
Wireless Telecommunication Services (2.1%)
1,750	Crown Castle International Corp.	126,682	*
2,350	SBA Communications Corp. Class A	174,182	*
		300,864
	Total Common Stocks (Cost $5,983,464)	8,906,139

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (6.5%)
$425,000	U.S. Treasury Notes, 2.13%, due 11/30/14	$436,306
510,000	U.S. Treasury Notes, 0.25%, due 2/28/14 - 4/15/16	508,371
10,000	U.S. Treasury Notes, 1.25%, due 8/31/15	10,178
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $966,299)	954,855
Mortgage-Backed Securities (11.0%)
Adjustable Mixed Balance (2.1%)
149,107	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.69%, due 5/25/34	145,877	µ
164,165	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	149,078	µ
8,577	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.32%, due 6/19/34	8,427	µ
		303,382
Commercial Mortgage-Backed (4.5%)
4,444	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	4,440
10,254	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.51%, due 1/15/46	10,435µ
54,823	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.99%, due 6/15/38	60,389	µ
100,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	108,922
51,390	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	51,747	ñ
135,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	135,422	Ø
43,269	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	44,070	ñ
76,115	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	77,393
3,846	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.48%, due 12/15/44	3,846	µ
105,653	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	113,666
41,308	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	41,953	ñ
		652,283
Mortgage-Backed Non-Agency (0.7%)
63,523	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	68,068	ñ
36,237	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	38,671	ñ
		106,739
Fannie Mae (1.9%)
127,990	Pass-Through Certificates, 3.00%, due 9/1/27	131,889
55,356	Pass-Through Certificates, 4.50%, due 4/1/39	58,554
80,000	Pass-Through Certificates, 3.50%, TBA, 15 Year Maturity	83,325	Ø
		273,768
Freddie Mac (1.8%)
112,871	Pass-Through Certificates, 3.00%, due 1/1/27	116,102
66,782	Pass-Through Certificates, 4.50%, due 11/1/39	70,314
80,000	Pass-Through Certificates, 3.50%, TBA, 15 Year Maturity	83,050	Ø
		269,466
	Total Mortgage-Backed Securities (Cost $1,635,852)	1,605,638

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (15.1%)
Banks (4.7%)
$30,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	$31,338
90,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	91,750
35,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	35,080
155,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	156,816
15,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	14,860
110,000	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 1.45%, due 10/30/14	111,170
125,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	126,424	ØØ
45,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	45,310
75,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	75,318
		688,066
Beverages (0.8%)
115,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.80%, due 1/15/16	114,357
5,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	4,974	ñ
		119,331
Commercial Services (0.3%)
35,000	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	35,262	ñ
10,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	9,926	ñ
		45,188
Computers (0.3%)
35,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	35,542
Diversified Financial Services (2.8%)
45,000	Caterpillar Financial Services Corp., Medium-Term Notes, 1.65%, due 4/1/14	45,424
45,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	45,326
150,000	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	152,950	ØØ
35,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	34,937	ñ
50,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	50,207
80,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	80,526
		409,370
Food (0.1%)
15,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	15,160
Insurance (0.4%)
50,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	50,302
Internet (0.2%)
35,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	34,890
Media (1.8%)
95,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	99,415	ØØ
90,000	NBC Universal Media LLC, Guaranteed Notes, 2.10%, due 4/1/14	91,084
75,000	Time Warner Cable, Inc., Guaranteed Notes, 3.50%, due 2/1/15	77,194
		267,693

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Mining (0.3%)
$25,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	$25,176
20,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.38%, due 6/17/16	19,880
		45,056
Oil & Gas (0.6%)
50,000	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	50,676
15,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	14,917
15,000	Petrobras Global Finance BV, Guaranteed Notes, 2.00%, due 5/20/16	14,688
		80,281
Pharmaceuticals (1.5%)
90,000	AbbVie, Inc., Guaranteed Notes, 1.20%, due 11/6/15	90,099	ñ
30,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	30,510
15,000	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	14,960
25,000	Mylan, Inc., Senior Unsecured Notes, 1.80%, due 6/24/16	24,932	ñ
55,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	57,330
5,000	Zoetis, Inc., Senior Unsecured Notes, 1.15%, due 2/1/16	4,983	ñ
		222,814
Pipelines (0.3%)
20,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	20,066
30,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	30,026
		50,092
Retail (0.4%)
55,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	56,187
Telecommunications (0.6%)
80,000	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	80,042
	Total Corporate Debt Securities (Cost $2,177,536)	2,200,014
Asset-Backed Securities (4.8%)
5,228	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	5,229
13,477	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	13,491
175,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.43%, due 5/15/20	174,434	µ
100,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.29%, due 4/24/17	99,724	µ
27,989	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	28,008
43,700	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	43,780
79,501	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	79,481
19,889	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	19,913
117,425	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	117,365
125,739	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.36%, due 4/25/23	125,207	µ
	Total Asset-Backed Securities (Cost $707,801)	706,632
NUMBER OF SHARES
Short-Term Investments (3.7%)
533,758	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $533,758)	533,758
	Total Investments (102.2%) (Cost $12,004,710)	14,907,036	##
	Liabilities, less cash, receivables and other assets [(2.2%)]	(320,807)
	Total Net Assets (100.0%)	$14,586,229

See Notes to Schedule of Investments

Notes to Schedule of Investments Balanced Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,906,139	$—	$—	$8,906,139
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	954,855	—	954,855
Mortgage-Backed Securities^	—	1,605,638	—	1,605,638
Corporate Debt Securities^	—	2,200,014	—	2,200,014
Asset-Backed Securities	—	706,632	—	706,632
Short-Term Investments	—	533,758	—	533,758
Total Investments	$8,906,139	$6,000,897	$—	$14,907,036

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $12,036,363. Gross unrealized appreciation of investments was $2,974,724 and gross unrealized depreciation of investments was $104,051, resulting in net unrealized appreciation of $2,870,673, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of June 30, 2013, and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2013, these securities amounted to $449,622 or 3.1% of net assets for the Fund.

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2013 these securities amounted to $301,797.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,907,036
Foreign currency	9,924
Dividends and interest receivable	18,583
Receivable for securities sold	57,184
Prepaid expenses and other assets	11,223
Total Assets	15,003,950
Liabilities
Payable for securities purchased	371,996
Payable for Fund shares redeemed	2,010
Payable to investment manager (Note B)	6,616
Payable to administrator—net (Note B)	2,366
Accrued expenses and other payables	34,733
Total Liabilities	417,721
Net Assets	$14,586,229
Net Assets consist of:
Paid-in capital	$11,260,130
Undistributed net investment income (loss)	(77,682)
Accumulated net realized gains (losses) on investments	501,229
Net unrealized appreciation (depreciation) in value of investments	2,902,552
Net Assets	$14,586,229
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,195,546
Net Asset Value, offering and redemption price per share	$12.20
*Cost of Investments	$12,004,710
Total cost of foreign currency	$9,697

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$23,871
Interest income—unaffiliated issuers	34,751
Foreign taxes withheld	(84)
Total income	$58,538
Expenses:
Investment management fees (Note B)	40,477
Administration fees (Note B)	22,079
Audit fees	26,573
Custodian and accounting fees	16,380
Insurance expense	259
Legal fees	4,193
Registration and filing fees	9,458
Shareholder reports	6,903
Trustees' fees and expenses	19,532
Miscellaneous	1,033
Total expenses	146,887
Expenses reimbursed by Management (Note B)	(10,667)
Total net expenses	136,220
Net investment income (loss)	$(77,682)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	559,696
Foreign currency	5
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	430,082
Foreign currency	(572)
Net gain (loss) on investments	989,211
Net increase (decrease) in net assets resulting from operations	$911,529

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(77,682)	$(130,417)
Net realized gain (loss) on investments	559,701	1,678,068
Change in net unrealized appreciation (depreciation) of investments	429,510	(149,050)
Net increase (decrease) in net assets resulting from operations	911,529	1,398,601
From Fund Share Transactions (Note D):
Proceeds from shares sold	139,480	160,693
Payments for shares redeemed	(1,003,673)	(2,313,091)
Net increase (decrease) from Fund share transactions	(864,193)	(2,152,398)
Net Increase (Decrease) in Net Assets	47,336	(753,797)
Net Assets:
Beginning of period	14,538,893	15,292,690
End of period	$14,586,229	$14,538,893
Undistributed net investment income (loss) at end of period	$(77,682)	$—

See Notes to Financial Statements

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $1,642.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the following: net operating losses, paydown gains and losses, amortization of bond premium, non-taxable dividend adjustments to income and foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(91,658)	$130,417	$(38,759)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Total
2012	2011	2012	2011
$—	$49,434	$—	$49,434

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,434,063	$(19,493)	$—	$2,414,570

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, amortization of bond premium and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017
$19,493

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $1,605,850.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Year Ending, December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class I	1.00%	12/31/16	$11,078	$—	$25,078	$10,667

(1)  Expense limitation per annum of the class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2013 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$1,217,010	$2,768,290	$1,777,834	$3,281,695

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Shares Sold	11,566	14,219
Shares Redeemed	(83,291)	(204,093)
Total	(71,725)	(189,874)

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$11.47		$10.49	$10.59	$9.00	$7.58	$13.08
Income From Investment Operations:
Net Investment Income (Loss)‡	(.06)		(.10)	(.08)	(.03)	.05	.09
Net Gains or Losses on Securities (both realized and unrealized)	.79		1.08	.01	1.72	1.65	(5.17)
Total From Investment Operations	.73		.98	(.07)	1.69	1.70	(5.08)
Less Distributions From:
Net Investment Income	—		—	(.03)	(.10)	(.28)	(.42)
Net Asset Value, End of Period	$12.20		$11.47	$10.49	$10.59	$9.00	$7.58
Total Return††	6.36	%**	9.34%	(.63)%	18.83%	22.47%	(39.15)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$14.6		$14.5	$15.3	$17.6	$16.4	$15.5
Ratio of Gross Expenses to Average Net Assets#	2.00	%*	2.02%	1.85%	1.92%	2.04%	1.29%
Ratio of Net Expenses to Average Net Assets	1.85	%*	1.85%§	1.85%§	1.85%§	1.86%§	1.29%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.06	)%*	(.86)%	(.76)%	(.37)%	.66%	.81%
Portfolio Turnover Rate	27	%**	55%	52%	58%	85%	57%

See Notes to Financial Highlights

Notes to Financial Highlights Balanced Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 9.25%. The class action proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.85%	1.85%	1.85%	1.86%	1.29%

After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2011
1.83%

*  Annualized.

**  Not annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2013

B0732 08/13

Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio Class I generated a 11.38% total return for the six months ended June 30, 2013, but underperformed its benchmark, the Russell Midcap® Growth Index, which advanced 14.70% for the period.

A slow and steadily resilient economy coupled with a stealthy bull market, defined by an overabundance of liquidity, fostered surprisingly robust double digit returns during the reporting period. From our perspective as equity investors, the near-term impact of a practically zero-rate environment has been to cultivate a dependency among yield-obsessed investors for the significant number of corporations that are only too happy to provide that "fix" in the form of escalating dividend programs over direct capital reinvestment into their franchises—and in some cases as an apparently viable short-term remedy for any perceived fundamental shortcomings. The broad effect has been a suppression of balance sheet differentiation and a continued stylistic rotation in favor of increasingly crowded yield-driven trades and away from higher growth and higher expectation companies, all of which has been underscored by an unusual mix of market leadership whereby the Consumer Staples and Information Technology ("IT") sectors were among the unexpected leading and lagging contributors, respectively, in a buoyant equity market over the six-month period. While the overall level of macro-related noise moderated, the road to recovery, fueled by positive trends in U.S. housing and steady GDP growth, still encountered turbulence around the eventual impact of sequester-driven budget cuts, the true health of China's economy, political unrest in various emerging and developing countries and the Federal Reserve's definition of "tapering."

During the reporting period, the portfolio was overweighted in Industrials, IT, Telecommunication Services, Health Care and Energy and underweighted in Consumer Discretionary, Materials, Consumer Staples and Financials. Drilling down to industry-level decisions, relative performance proved to be as much about what we didn't own as what we did, as our avoidance of, or significant underweight to, airlines, personal products, packaged food and meats, auto manufacturers and Internet retail contributed meaningfully to our relative underperformance. In each case, we believe our underweight was justified as the aforementioned segments were fueled by stocks that excelled in spite of what we viewed to be either significant headwinds, questionable management and/or slow growth potential in the underlying business.

With respect to what we did own, positive contributions from IntercontinentalExchange, Cabot Oil & Gas, Affiliated Managers Group, Cerner, Tractor Supply, AMC Networks and Illumina were unable to offset losses from our IT holdings.

Top contributor IntercontinentalExchange, an operator of global futures exchanges, was boosted by its potential acquisition of the New York Stock Exchange, while Affiliated Managers, a global asset management company, benefited from strong equity performance from its investment boutiques. Cabot, a domestic oil and gas exploration and production company, raised its guidance and we believe it remains well positioned to effectively execute in a declining price environment. Within Health Care, Illumina, a developer of life science and genetic analysis tools, delivered a strong second quarter and outlook that was well received by the market and Cerner, a supplier of health care information technology solutions and services, saw its quarterly contract bookings pass $1 billion. In Consumer Discretionary, AMC Networks, an operator of cable television brands, continued to benefit from the strength of its original programming titles such as Mad Men and Breaking Bad, while Tractor Supply, an operator of retail farm and ranch supply stores, benefited from operational efficiencies and favorable weather trends.

Within IT, Rackspace Hosting, Trimble Navigation, Aruba Networks, Liquidity Services and Cognizant Technology Solutions were the primary detractors from stock selection and overall performance. Rackspace Hosting, a provider of cloud computing services, overestimated client adoption rates for its newest product, causing it to lower its performance outlook. Trimble Navigation, which provides advanced positioning product solutions, was slowed by global macro headlines and spending headwinds. Aruba Networks, a provider of mobile enterprise and network access solutions, delivered both disappointing results and guidance in the face of aggressive competition from Cisco, while Liquidity Services, which offers an online auction environment for bulk, salvage and specialty products, disappointed on news that a recent acquisition would require capital reinvestment and be dilutive to earnings. Finally, Cognizant, a consulting and outsourcing company, was negatively impacted by both anemic global IT spending and potential headaches from the

1

proposed immigration bill currently in Congress. With the exception of Trimble Navigation, we exited our positions in the aforementioned detractors.

Looking ahead, we remain stout believers in the long-term resiliency of our economy and constructive on an eventual reemergence of fundamentals as the primary differentiator and driver of stock price appreciation. With valuations attractive across traditional mid cap growth sectors, and in particular for the higher growth and higher expectation companies we typically seek, we are cautiously optimistic that it will continue to be a positive year for mid cap equities.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	22.6%
Consumer Staples	6.7
Energy	6.5
Financials	7.5
Health Care	13.5
Industrials	19.9
Information Technology	16.3
Materials	2.9
Telecommunication Services	3.3
Short-Term Investments	0.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	6/30/2013	1 Year	5 Years	10 Years	Life of Fund
Growth Portfolio Class I	09/10/1984	11.38%	15.01%	6.47%	9.89%	9.10%
Russell Midcap® Growth Index[1,2]		14.70%	22.88%	7.61%	9.94%	N/A
Russell Midcap® Index[1,2]		15.45%	25.41%	8.28%	10.65%	12.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.55% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13
Class I	$1,000.00	$1,113.80	$9.70
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Growth Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.7%)
Aerospace & Defense (1.5%)
1,800	BE Aerospace, Inc.	$113,544	*
Beverages (1.8%)
1,250	Beam, Inc.	78,887
850	Monster Beverage Corp.	51,655	*
		130,542
Biotechnology (3.4%)
850	Alexion Pharmaceuticals, Inc.	78,404	*
2,500	ARIAD Pharmaceuticals, Inc.	43,725	*
950	BioMarin Pharmaceutical, Inc.	53,000	*
900	Cepheid, Inc.	30,978	*
550	Onyx Pharmaceuticals, Inc.	47,751	*
		253,858
Building Products (1.1%)
2,150	Fortune Brands Home & Security, Inc.	83,291
Capital Markets (2.8%)
800	Affiliated Managers Group, Inc.	131,152	*
1,800	Raymond James Financial, Inc.	77,364
		208,516
Chemicals (1.8%)
1,000	Airgas, Inc.	95,460
500	Ashland, Inc.	41,750
		137,210
Commercial Banks (0.4%)
400	SVB Financial Group	33,328	*
Commercial Services & Supplies (1.9%)
1,250	Stericycle, Inc.	138,038	*
Containers & Packaging (1.1%)
1,600	Packaging Corp. of America	78,336
Distributors (0.8%)
2,250	LKQ Corp.	57,938	*
Diversified Financial Services (1.6%)
650	IntercontinentalExchange, Inc.	115,544	*
NUMBER OF SHARES		VALUE†
Electrical Equipment (4.2%)
3,000	AMETEK, Inc.	$126,900
1,150	Generac Holdings, Inc.	42,561
1,150	Roper Industries, Inc.	142,853
		312,314
Electronic Equipment, Instruments & Components (2.4%)
500	Amphenol Corp. Class A	38,970
2,200	CDW Corp.	40,964	*
3,750	Trimble Navigation Ltd.	97,537	*
		177,471
Energy Equipment & Services (2.2%)
950	Cameron International Corp.	58,102	*
350	Core Laboratories NV	53,081
750	Oceaneering International, Inc.	54,150
		165,333
Food & Staples Retailing (2.2%)
800	PriceSmart, Inc.	70,104
1,800	Whole Foods Market, Inc.	92,664
		162,768
Food Products (1.6%)
1,000	Green Mountain Coffee Roasters, Inc.	75,060	*
450	J.M. Smucker Co.	46,418
		121,478
Health Care Equipment & Supplies (1.2%)
750	Cooper Cos., Inc.	89,288
Health Care Providers & Services (3.6%)
2,000	Catamaran Corp.	97,440	*
900	Community Health Systems, Inc.	42,192
700	DaVita HealthCare Partners, Inc.	84,560	*
1,000	Team Health Holdings, Inc.	41,070	*
		265,262
Health Care Technology (1.6%)
1,250	Cerner Corp.	120,113	*
Hotels, Restaurants & Leisure (2.8%)
750	Buffalo Wild Wings, Inc.	73,620	*
350	Panera Bread Co. Class A	65,079	*
1,100	Starwood Hotels & Resorts Worldwide, Inc.	69,509
		208,208

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Products (1.2%)
1,400	Church & Dwight Co., Inc.	$86,394
Internet & Catalog Retail (0.5%)
600	Expedia, Inc.	36,090
IT Services (1.5%)
600	Alliance Data Systems Corp.	108,618	*
Life Sciences Tools & Services (1.9%)
850	ICON PLC	30,115	*
1,450	Illumina, Inc.	108,518	*
		138,633
Machinery (1.6%)
550	Chart Industries, Inc.	51,750	*
1,000	Pall Corp.	66,430
		118,180
Media (2.4%)
1,650	AMC Networks, Inc. Class A	107,926	*
900	Discovery Communications, Inc. Class A	69,489	*
		177,415
Multiline Retail (1.2%)
1,750	Dollar Tree, Inc.	88,970	*
Oil, Gas & Consumable Fuels (4.3%)
1,400	Cabot Oil & Gas Corp.	99,428
650	Concho Resources, Inc.	54,418	*
3,400	Denbury Resources, Inc.	58,888	*
1,000	Gulfport Energy Corp.	47,070	*
1,500	Oasis Petroleum, Inc.	58,305	*
		318,109
Pharmaceuticals (1.9%)
450	Actavis, Inc.	56,799	*
700	Perrigo Co.	84,700
		141,499
Professional Services (3.6%)
900	Advisory Board Co.	49,185	*
1,000	Towers Watson & Co. Class A	81,940
2,300	Verisk Analytics, Inc. Class A	137,310	*
		268,435
Real Estate Management & Development (1.6%)
1,000	Jones Lang LaSalle, Inc.	91,140
550	Realogy Holdings Corp.	26,422	*
		117,562
NUMBER OF SHARES		VALUE†
Road & Rail (4.0%)
500	Canadian Pacific Railway Ltd.	$60,690
2,500	Hertz Global Holdings, Inc.	62,000	*
1,500	J.B. Hunt Transport Services, Inc.	108,360
650	Kansas City Southern	68,874
		299,924
Semiconductors & Semiconductor Equipment (3.1%)
2,500	Avago Technologies Ltd.	93,450
2,000	Cavium, Inc.	70,740	*
1,750	Microchip Technology, Inc.	65,187
		229,377
Software (9.5%)
1,400	ANSYS, Inc.	102,340	*
2,500	Aspen Technology, Inc.	71,975	*
1,400	Citrix Systems, Inc.	84,462	*
700	Concur Technologies, Inc.	56,966	*
1,400	Electronic Arts, Inc.	32,158	*
1,750	Informatica Corp.	61,215	*
400	NetSuite, Inc.	36,696	*
1,100	Red Hat, Inc.	52,602	*
1,500	Salesforce.com, Inc.	57,270	*
1,200	Splunk, Inc.	55,632	*
1,000	Synopsys, Inc.	35,750	*
500	Ultimate Software Group, Inc.	58,645	*
		705,711
Specialty Retail (10.5%)
1,100	Cabela's, Inc.	71,236	*
2,000	Dick's Sporting Goods, Inc.	100,120
1,000	DSW, Inc. Class A	73,470
1,000	GameStop Corp. Class A	42,030
800	O'Reilly Automotive, Inc.	90,096	*
1,200	Ross Stores, Inc.	77,772
1,000	Tile Shop Holdings, Inc.	28,960	*
900	Tractor Supply Co.	105,849
250	Ulta Salon Cosmetics & Fragrance, Inc.	25,040	*
2,300	Urban Outfitters, Inc.	92,506	*
1,350	Williams-Sonoma, Inc.	75,451
		782,530
Textiles, Apparel & Luxury Goods (4.5%)
3,000	Fifth & Pacific Cos., Inc.	67,020	*
1,250	Hanesbrands, Inc.	64,275
500	Lululemon Athletica, Inc.	32,760	*
500	Michael Kors Holdings Ltd.	31,010	*
700	PVH Corp.	87,535
900	Under Armour, Inc. Class A	53,739	*
		336,339
Thrifts & Mortgage Finance (1.1%)
2,000	Ocwen Financial Corp.	82,440	*

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (2.0%)
2,150	Fastenal Co.	$98,577
1,050	United Rentals, Inc.	52,406	*
		150,983
Wireless Telecommunication Services (3.3%)
1,400	Crown Castle International Corp.	101,346	*
1,950	SBA Communications Corp. Class A	144,534	*
		245,880
	Total Common Stocks (Cost $4,728,011)	7,405,469
Short-Term Investments (0.8%)
59,343	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $59,343)	59,343
	Total Investments (100.5%) (Cost $4,787,354)	7,464,812	##
	Liabilities, less cash, receivables and other assets [(0.5%)]	(39,909)
	Total Net Assets (100.0%)	$7,424,903

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Growth Portfolio
(Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

See Notes to Financial Statements

9

Notes to Schedule of Investments Growth Portfolio
(Unaudited) (cont'd)

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$7,405,469	$—	$—	$7,405,469
Short-Term Investments	—	59,343	—	59,343
Total Investments	$7,405,469	$59,343	$—	$7,464,812

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

  The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $4,792,268. Gross unrealized appreciation of investments was $2,698,185 and gross unrealized depreciation of investments was $25,641, resulting in net unrealized appreciation of $2,672,544, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$7,464,812
Dividends and interest receivable	1,227
Receivable for securities sold	39,588
Receivable from Management-net (Note B)	1,185
Prepaid expenses and other assets	4,963
Total Assets	7,511,775
Liabilities
Payable for securities purchased	55,072
Payable for Fund shares redeemed	2,465
Payable to investment manager (Note B)	3,352
Accrued expenses and other payables	25,983
Total Liabilities	86,872
Net Assets	$7,424,903
Net Assets consist of:
Paid-in capital	$13,524,839
Undistributed net investment income (loss)	(48,321)
Accumulated net realized gains (losses) on investments	(8,729,073)
Net unrealized appreciation (depreciation) in value of investments	2,677,458
Net Assets	$7,424,903
Shares Outstanding ($.001 par value; unlimited shares authorized)	318,766
Net Asset Value, offering and redemption price per share	$23.29
*Cost of Investments	$4,787,354

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$20,337
Interest income—unaffiliated issuers	34
Foreign taxes withheld	(84)
Total income	$20,287
Expenses:
Investment management fees (Note B)	20,381
Administration fees (Note B)	11,117
Audit fees	21,589
Custodian and accounting fees	7,207
Insurance expense	108
Legal fees	2,110
Shareholder reports	7,410
Trustees' fees and expenses	19,530
Miscellaneous	572
Total expenses	90,024
Expenses reimbursed by Management (Note B)	(21,416)
Total net expenses	68,608
Net investment income (loss)	$(48,321)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	578,478
Foreign currency	1
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	278,495
Net gain (loss) on investments	856,974
Net increase (decrease) in net assets resulting from operations	$808,653

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(48,321)	$(87,585)
Net realized gain (loss) on investments	578,479	976,570
Change in net unrealized appreciation (depreciation) of investments	278,495	15,446
Net increase (decrease) in net assets resulting from operations	808,653	904,431
From Fund Share Transactions (Note D):
Proceeds from shares sold	132,819	262,265
Payments for shares redeemed	(776,007)	(1,208,110)
Net increase (decrease) from Fund share transactions	(643,188)	(945,845)
Net Increase (Decrease) in Net Assets	165,465	(41,414)
Net Assets:
Beginning of period	7,259,438	7,300,852
End of period	$7,424,903	$7,259,438
Undistributed net investment income (loss) at end of period	$(48,321)	$—

See Notes to Financial Statements

13

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $5,403.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

14

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the following: net operating losses and non-taxable dividend adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(88,898)	$87,585	$1,313

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,391,800	$(9,300,389)	$—	$(6,908,589)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$9,300,389

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

Under current tax law, the use of these losses to offset future gains may be limited.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $976,898.

15

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the

16

expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Year Ending December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class I	1.00%	12/31/16	$58,438	$53,512	$52,518	$21,416

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $1,579,920 and $2,302,535, respectively.

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

17

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Shares Sold	5,927	12,864
Shares Redeemed	(34,407)	(58,812)
Total	(28,480)	(45,948)

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$20.91		$18.57	$18.61	$14.20	$10.87	$19.30
Income From Investment Operations:
Net Investment Income (Loss)‡	(.15)		(.24)	(.26)	(.21)	(.05)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	2.53		2.58	.22	4.62	3.38	(8.33)
Total From Investment Operations	2.38		2.34	(.04)	4.41	3.33	(8.43)
Net Asset Value, End of Period	$23.29		$20.91	$18.57	$18.61	$14.20	$10.87
Total Return††	11.38	%**	12.60%	(.21)%	31.06%	30.63%	(43.68)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$7.4		$7.3	$7.3	$8.5	$7.5	$82.0
Ratio of Gross Expenses to Average Net Assets#	2.43	%*	2.55%	2.52%	2.64%	1.27%	1.04%
Ratio of Net Expenses to Average Net Assets	1.85	%*	1.85%§	1.85%§	1.85%§	1.27%§	1.04%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.30	)%*	(1.17)%	(1.38)%	(1.33)%	(.49)%	(.63)%
Portfolio Turnover Rate	21	%**	35%	33%	49%	68%	63%

See Notes to Financial Highlights

19

Notes to Financial Highlights Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received class action proceeds, total return based on per share NAV for the year ended December 31, 2010 would have been 28.15%. Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 11.63%. Had the Fund not received the class action proceeds as listed in Note A-4, total return based on per share NAV for the six months ended June 30, 2013 would have been 11.29%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.85%	1.85%	1.85%	1.27%	1.04%

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2013

B0733 08/13

Guardian Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio Class I generated a total return of 16.52% for the six months ended June 30, 2013 and outperformed its benchmark, the S&P 500 Index, which advanced 13.82% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page 3.

During this reporting period, the equity market continued to benefit from the resolution of key uncertainties. As we exited 2012, a deal averting the fiscal cliff and clarity on tax policy joined generally positive economic momentum in the U.S.—specifically in the housing and auto sectors, in employment and consumer sentiment, and as a result of the energy renaissance. Together, these factors served to reduce historically high risk premiums, supporting an expansion in equity valuations. Added to this, curtailed federal fiscal spending associated with the sequester is now phasing in. While the budget restraint is a headwind to growth, it is also having a material impact on reducing the deficit—something needed for longer-term economic sustainability, in our view.

While the market rallied this period, stock prices dipped mid-second quarter as investors weighed the potential impact of the Federal Reserve's ("Fed") decision to begin scaling down its unprecedented quantitative easing program. A dramatic move upward in interest rates began in May and peaked in late June after the Fed clearly articulated its intentions. Since then, however, bond rates stabilized and equities rallied as the situation appeared to move toward a new equilibrium.

The portfolio outperformed broadly across sectors this period. Stock selection was key to our outperformance, particularly within Financials and Information Technology ("IT"). Top contributors from Financials included IntercontinentalExchange and CME Group, part of our secular theme in exchanges as beneficiaries of regulatory reform and the push toward greater transparency. American Express continued to execute well and was rewarded with a better multiple, as was Berkshire Hathaway, with a portfolio of U.S. based businesses benefiting from many of the positive trends developing in the domestic economy.

Consumer Staples and Health Care underperformed. We were underweighted in Health Care relative to the benchmark, which outperformed on the basis of its good yield and perceived insulation from macroeconomic uncertainty. From our perspective, in the intermediate to long term, there is potential risk in the sector. As governments work to reduce debt, we see health care funding coming under tightened scrutiny. We have been selectively focused on companies that remove costs from the system, enhance efficiency and improve patient outcomes. Underperformers included C.R. Bard, which we sold this period. Covidien, a long-term holding, was also weak, although we remain constructive on the shares. Elsewhere, Altera, a semiconductor holding, was another key detractor. We continue to like the secular fundamentals of the field-programmable gate array (FPGA) semiconductor market and believe the company is poised for a recovery.

We were active in trading this period, using volatility to our advantage. For example, new purchases included Intuit, maker of QuickBooks and TurboTax; Nucor, a low-cost specialty steel company; and Polaris Industries, maker of Indian and Victory motorcycles and Polaris ATVs. Though these companies are very different, their businesses are U.S.-centered. On the margin, our most recent purchase decisions have been focused on companies that we believe can get a tailwind from positive U.S. economic activity.

Sales on valuation included asset manager BlackRock after a long run, and auto parts distributor Autozone, which benefited from improving seasonal trends. We also sold Marathon Petroleum, which was purchased as a potential beneficiary of the U.S. energy renaissance, and which quickly reached our target.

In our view, this year's rally has been driven primarily by declining risk premiums, which supported an expansion in valuation. As to whether this momentum is sustainable, we see several dynamics at play. First, China has recently been moving more aggressively to address its structural imbalances. While the specific impact of these policies is unknown, we anticipate there will be slower growth from China and more subdued demand for industrial commodities.

Next is global central bank activity. Central bankers appear to have growing concern that the aggressive actions undertaken after the financial crisis could over time plant the seeds of the next big macroeconomic problem—and as such the Fed appears to be contemplating a shift in policy. The Fed has been very clear about how it will transition off of

1

quantitative easing and what economic signals it is watching. How this shift will impact the credit and equity markets, and near-term domestic and global economic growth, is unknown.

Counterbalancing these unknowns, and the possibility of an external shock, is our constructive outlook for the U.S.—for economic growth in general and for equities and earnings growth for U.S.-oriented businesses. Commercial payrolls have been increasing, with the energy renaissance creating jobs directly and indirectly—and with increased local energy supplies creating a tailwind for domestic industrial production for the long term, in our view. State and local governments, after retrenching for several years, have recently started to grow spending and payrolls. We've continued to see good growth in hiring even as the sequester triggered Federal downsizing, with unemployment ticking up a little as disenchanted workers finally returned to the job search. Beyond employment, the housing and auto markets, a headwind since 2007, have also shown momentum.

We will continue our efforts to focus the portfolio around what we think are well-managed companies with competitive strategies, strong fundamentals and high free cash flows. Because of our view of the macro environment for the coming months, we anticipate we will continue to opportunistically use any ongoing volatility to add to companies that appear to meet our parameters at attractive valuations.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Guardian Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.8%
Consumer Staples	10.6
Energy	8.8
Financials	20.5
Health Care	5.7
Industrials	14.3
Information Technology	19.6
Materials	6.0
Short-Term Investments	0.7
Total	100.0%
PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 6/30/2013
	Date	6/30/2013	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	16.52%	23.83%	6.33%	8.11%	7.03%
Guardian Portfolio Class S2	08/02/2002	16.46%	23.72%	6.20%	7.91%	6.89%
S&P 500 Index[1,3]		13.82%	20.60%	7.01%	7.30%	5.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.11% and 1.36% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

©2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13	Expense Ratio
Class I	$1,000.00	$1,065.20	$5.96	1.11%
Class S	$1,000.00	$1,064.60	$6.71	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.29	$5.56	1.11%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Guardian Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.7%)
Auto Components (2.3%)
23,687	BorgWarner, Inc.	$2,040,635	*
Beverages (6.1%)
36,593	Anheuser-Busch InBev NV ADR	3,302,884
50,635	Coca-Cola Co.	2,030,970
		5,333,854
Capital Markets (2.1%)
56,733	Lazard Ltd. Class A	1,823,966
Chemicals (2.0%)
20,494	Ecolab, Inc.	1,745,884
Consumer Finance (4.4%)
51,952	American Express Co.	3,883,932
Diversified Financial Services (5.7%)
22,614	CME Group, Inc.	1,718,212
18,406	IntercontinentalExchange, Inc.	3,271,851	*
		4,990,063
Electronic Equipment, Instruments & Components (2.1%)
67,522	National Instruments Corp.	1,886,565
Energy Equipment & Services (5.6%)
35,865	Cameron International Corp.	2,193,504	*
38,282	Schlumberger Ltd.	2,743,288
		4,936,792
Food Products (1.5%)
18,118	McCormick & Co., Inc.	1,274,782
Health Care Equipment & Supplies (2.5%)
38,890	Covidien PLC	2,224,508	*
Household Durables (4.3%)
143,358	Newell Rubbermaid, Inc.	3,763,147
Household Products (3.0%)
33,691	Procter & Gamble Co.	2,593,870
Industrial Conglomerates (8.6%)
28,741	3M Co.	3,142,828
69,738	Danaher Corp.	4,414,416
		7,557,244
NUMBER OF SHARES		VALUE†
Industrial Gases (2.0%)
15,075	Praxair, Inc.	$1,736,037
Insurance (8.2%)
34,398	Berkshire Hathaway, Inc. Class B	3,849,824	*
132,035	Progressive Corp.	3,356,330
		7,206,154
Internet Software & Services (3.0%)
2,981	Google, Inc. Class A	2,624,383	*
IT Services (1.4%)
2,140	MasterCard, Inc. Class A	1,229,430
Leisure Equipment & Products (2.8%)
25,746	Polaris Industries, Inc.	2,445,870
Machinery (1.8%)
23,497	Pall Corp.	1,560,906
Media (2.3%)
30,398	Scripps Networks Interactive, Inc. Class A	2,029,370
Metals & Mining (2.0%)
40,044	Nucor Corp.	1,734,706
Multiline Retail (2.0%)
25,187	Target Corp.	1,734,377
Oil, Gas & Consumable Fuels (3.2%)
163,305	BG Group PLC	2,778,115
Pharmaceuticals (3.1%)
161	Mallinckrodt PLC	7,326	*
10,846	Roche Holding AG	2,698,438
		2,705,764
Road & Rail (1.8%)
22,430	J.B. Hunt Transport Services, Inc.	1,620,343
Semiconductors & Semiconductor Equipment (9.8%)
128,579	Altera Corp.	4,241,821
124,744	Texas Instruments, Inc.	4,349,823
		8,591,644

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Software (3.1%)
44,866	Intuit Inc.	$2,738,172
Trading Companies & Distributors (2.0%)
6,854	W.W. Grainger, Inc.	1,728,442
	Total Common Stocks (Cost $59,696,107)	86,518,955
Short-Term Investments (0.8%)
643,175	State Street Institutional Treasury Money Market	643,175
	Fund Institutional Class
	(Cost $643,175)
	Total Investments (99.5%) (Cost $60,339,282)	87,162,130	##
	Cash, receivables and other assets, less liabilities (0.5%)	469,353
	Total Net Assets (100.0%)	$87,631,483

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Guardian Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

8

Notes to Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$86,518,955	$—	$—	$86,518,955
Short-Term Investments	—	643,175	—	643,175
Total Investments	$86,518,955	$643,175	$—	$87,162,130

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2013, certain foreign equity securities were transferred from Level 2 to Level 1 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2012, $5,453,767 was transferred from Level 2 to Level 1.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $60,680,409. Gross unrealized appreciation of investments was $26,536,479 and gross unrealized depreciation of investments was $54,758, resulting in net unrealized appreciation of $26,481,721, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$87,162,130
Dividends receivable	86,476
Receivable for securities sold	682,580
Receivable for Fund shares sold	15,501
Prepaid expenses and other assets	3,361
Total Assets	87,950,048
Liabilities
Payable for securities purchased	156,154
Payable for Fund shares redeemed	31,151
Payable to investment manager (Note B)	40,063
Payable to administrator—net (Note B)	30,497
Accrued expenses and other payables	60,700
Total Liabilities	318,565
Net Assets	$87,631,483
Net Assets consist of:
Paid-in capital	$50,378,588
Undistributed net investment income (loss)	809,885
Accumulated net realized gains (losses) on investments	9,621,002
Net unrealized appreciation (depreciation) in value of investments	26,822,008
Net Assets	$87,631,483
Net Assets
Class I	$12,669,661
Class S	74,961,822
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	532,954
Class S	3,172,601
Net Asset Value, offering and redemption price per share
Class I	$23.77
Class S	23.63
*Cost of Investments	$60,339,282

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$742,822
Foreign taxes withheld	(27,724)
Total income	$715,098
Expenses:
Investment management fees (Note B)	238,961
Administration fees (Note B):
Class I	18,678
Class S	111,664
Distribution fees (Note B):
Class S	93,054
Audit fees	21,589
Custodian and accounting fees	25,834
Insurance expense	1,371
Legal fees	22,564
Shareholder reports	21,358
Trustees' fees and expenses	20,671
Miscellaneous	1,765
Total expenses	577,509
Expenses reimbursed by Management (Note B)	(42,845)
Total net expenses	534,664
Net investment income (loss)	$180,434
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,340,829
Foreign currency	(3,864)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	7,544,065
Foreign currency	(736)
Net gain (loss) on investments	12,880,294
Net increase (decrease) in net assets resulting from operations	$13,060,728

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$180,434	$630,841
Net realized gain (loss) on investments	5,336,965	5,168,085
Change in net unrealized appreciation (depreciation) of investments	7,543,329	4,146,919
Net increase (decrease) in net assets resulting from operations	13,060,728	9,945,845
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(37,016)
Class S	—	(107,574)
Net realized gain on investments:
Class I	—	(105,988)
Class S	—	(559,383)
Total distributions to shareholders	—	(809,961)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	2,383,688	1,129,616
Class S	1,502,270	704,487
Proceeds from reinvestment of dividends and distributions:
Class I	—	143,004
Class S	—	666,957
Payments for shares redeemed:
Class I	(4,873,271)	(4,639,775)
Class S	(6,683,877)	(7,558,188)
Net increase (decrease) from Fund share transactions	(7,671,190)	(9,553,899)
Net Increase (Decrease) in Net Assets	5,389,538	(418,015)
Net Assets:
Beginning of period	82,241,945	82,659,960
End of period	$87,631,483	$82,241,945
Undistributed net investment income (loss) at end of period	$809,885	$629,451

See Notes to Financial Statements

12

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $4,054.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

13

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(1,661)	$1,661

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Gains		Total
2012	2011	2012	2011	2012	2011
$144,590	$335,203	$665,371	$—	$809,961	$335,203

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$629,451	$4,609,787	$18,952,929	$—	$—	$24,192,167

The difference between book basis and tax basis distributable earnings is primarily due to timing differences of wash sales.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

14

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $531,213.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator

15

under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending, December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—	$—
Class S	1.25%	12/31/16	91,992	96,517	77,887	42,845

(1)  Expense limitation per annum of the respective class' average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of

16

NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $12,710,096 and $20,390,290, respectively.

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

For the Six Months Ended June 30, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	103,489	—	(221,834)	(118,345)
Class S	65,800	—	(292,031)	(226,231)

For the Year Ended December 31, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	56,872	7,013	(237,405)	(173,520)
Class S	35,969	32,871	(384,003)	(315,163)

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$20.40		$18.29	$18.94	$15.98	$12.45	$21.11
Income From Investment Operations:
Net Investment Income (Loss)‡	.06		.17	.05	.08	.05	.12
Net Gains or Losses on Securities (both realized and unrealized)	3.31		2.16	(.61)	2.95	3.64	(7.97)
Total From Investment Operations	3.37		2.33	(.56)	3.03	3.69	(7.85)
Less Distributions From:
Net Investment Income	—		(.06)	(.09)	(.07)	(.16)	(.10)
Net Capital Gains	—		(.16)	—	—	—	(.71)
Total Distributions	—		(.22)	(.09)	(.07)	(.16)	(.81)
Net Asset Value, End of Period	$23.77		$20.40	$18.29	$18.94	$15.98	$12.45
Total Return††	16.52	%**	12.73%	(2.94)%	19.01%	29.69%	(37.24)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$12.7		$13.3	$15.1	$15.3	$13.7	$67.0
Ratio of Gross Expenses to Average Net Assets#	1.11	%*	1.11%	1.13%	1.13%	1.10%	1.01%
Ratio of Net Expenses to Average Net Assets	1.11	%*	1.11%§	1.13%§	1.13%§	1.10%§	1.01%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.51	%*	.87%	.26%	.50%	.39%	.65%
Portfolio Turnover Rate	15	%**	32%	27%	35%	30%	32%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$20.29		$18.19	$18.84	$15.89	$12.38	$21.02
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.14	.03	.06	.02	.08
Net Gains or Losses on Securities (both realized and unrealized)	3.29		2.15	(.61)	2.94	3.63	(7.92)
Total From Investment Operations	3.34		2.29	(.58)	3.00	3.65	(7.84)
Less Distributions From:
Net Investment Income	—		(.03)	(.07)	(.05)	(.14)	(.09)
Net Capital Gains	—		(.16)	—	—	—	(.71)
Total Distributions	—		(.19)	(.07)	(.05)	(.14)	(.80)
Net Asset Value, End of Period	$23.63		$20.29	$18.19	$18.84	$15.89	$12.38
Total Return††	16.46	%**	12.60%	(3.08)%	18.94%	29.50%	(37.36)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$75.0		$69.0	$67.6	$77.0	$71.6	$48.6
Ratio of Gross Expenses to Average Net Assets#	1.37	%*	1.36%	1.38%	1.38%	1.38%	1.27%
Ratio of Net Expenses to Average Net Assets	1.25	%*	1.25%§	1.25%§	1.25%§	1.25%§	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.40	%*	.73%	.16%	.37%	.16%	.48%
Portfolio Turnover Rate	15	%**	32%	27%	35%	30%	32%

See Notes to Financial Highlights

19

Notes to Financial Highlights Guardian Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class action proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Guardian Portfolio Class I	1.11%	1.13%	1.13%	1.10%	1.01%
Guardian Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.25%

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares

Semi-Annual Report

June 30, 2013

F0324 08/13

International Equity Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) International Equity Portfolio posted a total return of 1.71% for the six months ended June 30, 2013, but underperformed its benchmark, the MSCI EAFE® Index, which advanced 4.47% for the period.

Early this year, international markets appeared to be continuing their late 2012 rally. February and March brought uncertainty to European markets, however, as investors worried about the Italian general elections and revisions to Cyprus's bailout terms. The Japanese market rallied in anticipation of monetary policy easing, while various developing markets faced headwinds—such as Korean exporters against a weaker yen and the mixed reaction to the Indian government's budget announcement.

The second quarter closed down. International markets, led by Japan, rallied until mid-May, when investors received news that led to a quarter-end retreat. U.S. Federal Reserve ("Fed") Chairman Bernanke discussed "tapering" the Fed's supportive monetary policy, which roiled the markets. Additionally, doubts arose regarding "Abenomics," the Japanese Prime Minister's recent bold monetary and economic policies. The market was also beset by concerns about a Chinese economic slowdown. Emerging markets were disproportionately hit by a Chinese bank liquidity crisis in June, social unrest in several countries, and disappointing earnings—especially for commodity-driven names.

Returns varied widely this period, with Consumer Discretionary names—especially in Japan, where a weakened yen was expected to boost auto and electronics exports—and Health Care stocks leading the index. At the opposite end of the spectrum, Materials stocks declined as precious metals prices dropped. The Energy sector also posted negative results. By country, Japan and Switzerland led the Index, while Italy, Austria and Australia declined the most.

Despite the overall underperformance, the portfolio exhibited strong stock selection in sectors including Consumer Staples and Financials, with weaker relative performance coming from Consumer Discretionary and Energy holdings. An overweight to Materials, relative to the benchmark, was also detrimental to performance. By country, the portfolio outperformed on a relative basis in markets including Switzerland and Germany, and by underweighting Australia, but underperformed via exposure to Canada and Korea, two weaker non-index markets, and because of an underweight to Japan, where we've had doubts about the full benefits of policy changes.

Top contributors included Japanese Consumer Staples names PIGEON and Sundrug. PIGEON, a baby-products company, continued its successful expansion into China and other Asian markets, while drugstore operator Sundrug saw profitability increase under strict cost controls and growth in higher-margin prescription sales. Two Swiss companies, pharmaceuticals leader Roche and fragrance and flavors firm Givaudan, were also top contributors. Roche experienced sales growth in its market-leading oncology drugs, while Givaudan benefited from prospects for improved earnings after a solid 2012.

Detractors included two leading Canadian precious metals companies, Silver Wheaton and New Gold—whose stock prices declined with retreating precious metals prices. Within Energy, Petrofac and Subsea 7 also underperformed. Petrofac, the UK-based global oil services company, declined on profitability concerns after announcing a $1 billion investment to expand its offshore oil services. Subsea 7 announced cost-overruns on a major Brazilian project.

Generally speaking, international equity markets enjoyed a strong start through late May, with investors initially discounting weak economic indicators in Europe and elsewhere. More recently, international developed markets reversed their positive momentum as policy uncertainty returned. The Fed "taper" has raised concerns regarding the timing of higher interest rates globally, dampening investor risk appetite, in our view. Concurrently, we believe lack of clarity on structural reform in Japan, concerns about the Chinese banking system, and unrest in Turkey, Brazil and Egypt have heightened concerns.

In light of these developments, we remain focused on identifying high-return companies delivering bottom-line earnings growth—typically companies with stable revenue streams, often from operations spanning North American and developing markets.

1

By sector, Industrials is our largest overweight, where we have invested more in service and distribution businesses that we think can adapt to a variety of economic conditions. Information Technology is our second largest overweight, focused around market-leading equipment and services companies. Within Materials, we have moved from names exposed to further slowdown in China to a concentration in refined chemical names, which, in our view, have pricing power and relatively stable end-markets. Our Consumer Discretionary names are diversified across steady recurring-revenue businesses—including auto parts and media—rather than the low-quality Japanese consumer-electronic names that rallied recently. We remain underweighted in Financials as the sector has continued to be at the mercy of central bank policy, while weak underlying demand continued to depress returns.

We reiterate our doubts on Japan, believing the weaker yen will raise costs (e.g., imported energy) domestically rather than just improving wages, and that Japanese structural policy change is rarely anything other than incremental. That being said, we do have exposure to quality Japanese exporters that may benefit from a weaker yen. While our emerging markets holdings have fallen—as much on currency as on stock price—we believe these names have strong franchises with consumer end-markets that could benefit as the markets mature.

Despite economic headwinds in many regions, we believe the opportunity set in international markets remains vast. While volatility and dramatic shifts in sentiment may lead to periods of short-term underperformance, we believe our discipline could continue to add value over the longer term. Our focus is on finding companies whose businesses have the potential ability to sustain high returns regardless of where we are in the economic cycle. In an environment of rising interest rates, we believe investors may become more discerning about the companies they own. In that scenario, our quality at a reasonable price approach should be a benefit.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

International Equity Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.2%
Consumer Staples	12.7
Energy	4.8
Financials	14.8
Health Care	10.1
Industrials	20.4
Information Technology	8.4
Materials	11.4
Telecommunication Services	3.3
Short-Term Investments	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	Life of Fund
International Equity Portfolio	04/29/2005	1.71%	14.67%	0.30%	4.11%
MSCI EAFE® Index[1,2]		4.47%	19.14%	–0.16%	4.84%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.55% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.51% after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13
Class S	$1,000.00	$1,017.10	$7.50
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.36	$7.50

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Equity Portfoliob
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.9%)
Australia (1.7%)
22,010	Brambles Ltd.	$188,007
12,805	Iluka Resources Ltd.	116,991
20,350	Imdex Ltd.	11,539
		316,537
Austria (0.7%)
2,750	Andritz AG	141,123
Belgium (1.1%)
3,895	Colruyt SA	204,850
Brazil (0.8%)
16,950	SLC Agricola SA	143,722
Canada (7.0%)
1,595	Agrium, Inc.	138,701
550	ATS Automation Tooling Systems, Inc.	5,805	*
3,862	Cenovus Energy, Inc.	110,164
9,207	Corus Entertainment, Inc., B Shares	210,981
3,300	Dollarama, Inc.	230,972
2,605	Home Capital Group, Inc.	137,545
3,288	MacDonald, Dettwiler & Associates Ltd.	218,220
21,515	New Gold, Inc.	139,315	*
7,040	Silver Wheaton Corp.	137,962
		1,329,665
China (2.9%)
273,750	China Liansu Group Holdings Ltd.	140,121
5,460	China Mobile Ltd. ADR	282,664
197,000	Industrial & Commercial Bank of China Ltd., H Shares	124,204
		546,989
Denmark (2.0%)
9,360	Sydbank A/S	186,216	*
2,457	Tryg A/S	202,517
		388,733
NUMBER OF SHARES		VALUE†
France (8.6%)
2,410	Arkema SA	$221,251
4,493	Eutelsat Communications SA	127,551
1,235	Pernod-Ricard SA	136,946
3,520	Publicis Groupe SA	250,625
13,395	Rexel SA	301,287
2,730	Sanofi	282,930
3,901	Sodexo	324,975
		1,645,565
Germany (10.0%)
1,800	Bayer AG	191,959
1,865	Brenntag AG	283,298
1,665	Continental AG	222,359
3,616	Deutsche Boerse AG	238,021
3,653	Gerresheimer AG	211,594
1,496	Linde AG	279,141
3,085	SAP AG ADR	224,681
1,212	Volkswagen AG, Preference Shares	245,396
		1,896,449
Indonesia (0.5%)
98,500	PT Bank Mandiri (Persero)Tbk	89,320
Ireland (0.5%)
2,485	DCC PLC	97,135
Israel (2.5%)
160,935	Bezeq Israeli Telecommunication Corp. Ltd.	213,968
5,245	Check Point Software Technologies Ltd.	260,571	*
		474,539
Japan (15.3%)
1,900	FANUC Corp.	275,479
17,600	KANSAI PAINT Co. Ltd.	224,658
49	Kenedix Realty Investment Corp.	195,150
900	KEYENCE Corp.	287,205
6,000	Nihon Kohden Corp.	229,280
2,900	PIGEON Corp.	230,994
3,200	Pola Orbis Holdings, Inc.	108,248
3,300	Sanrio Co. Ltd.	153,554
1,200	SMC Corp.	241,016
2,200	SOFTBANK Corp.	128,433
4,600	SUGI HOLDINGS Co. Ltd.	174,854
7,500	Sundrug Co. Ltd.	318,361
5,750	TOYOTA MOTOR Corp.	347,273
		2,914,505

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Korea (1.6%)
530	Samsung Electronics Co. Ltd. GDR	$308,990
Netherlands (5.9%)
3,520	Akzo Nobel NV	198,461
2,260	ASML Holding NV	178,328
15,030	Koninklijke Ahold NV	223,712
4,878	Nutreco NV	207,309
7,885	Unilever NV	310,522
		1,118,332
Nigeria (0.6%)
62,655	Afren PLC	123,407	*
Norway (2.7%)
17,626	DnB ASA	255,205
55,455	Norwegian Property ASA	70,296
21,124	ProSafe SE	185,529
		511,030
Russia (0.8%)
14,270	Sberbank of Russia ADR	162,535
Singapore (2.0%)
3,900	Jardine Matheson Holdings Ltd.	235,950
9,200	United Overseas Bank Ltd.	144,152
		380,102
Sweden (2.5%)
6,092	Elekta AB, B Shares	92,660
17,080	Nordea Bank AB	191,020
17,705	Telefonaktiebolaget LM Ericsson, B Shares	200,518
		484,198
Switzerland (14.4%)
991	Bucher Industries AG	237,429
234	Givaudan SA	301,991	*
370	Kaba Holding AG	138,767	*
3,314	Nestle SA	217,355
4,062	Novartis AG	288,561
825	Partners Group Holding AG	223,380
1,581	Roche Holding AG	393,346
142	SGS SA	305,032
98	Sika AG	253,780
2,345	Sulzer AG	375,131
		2,734,772
Turkey (0.4%)
118,113	Sinpas Gayrimenkul Yatirim Ortakligi A/S	70,426
NUMBER OF SHARES		VALUE†
United Kingdom (12.7%)
40,521	Amlin PLC	$242,392
3,110	Aon PLC	200,129
4,435	BG Group PLC	75,447
12,996	Bunzl PLC	253,008
16,215	Diploma PLC	138,232
5,542	Experian PLC	96,345
12,225	ICAP PLC	67,588
53,905	Mitie Group PLC	206,033
9,845	Petrofac Ltd.	179,386
17,734	Reed Elsevier PLC	201,485
47,750	RPS Group PLC	146,703
2,990	SABMiller PLC	143,364
6,345	Subsea 7 SA	111,245	*
13,315	Synergy Health PLC	228,436
8,043	Tullow Oil PLC	122,452
		2,412,245
United States (0.7%)
6,660	Taminco Corp.	135,798	*
	Total Common Stocks (Cost $16,514,950)	18,630,967
Short-Term Investments (1.9%)
367,416	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $367,416)	367,416
	Total Investments (99.8%) (Cost $16,882,366)	18,998,383	##
	Cash, receivables and other assets, less liabilities (0.2%)	32,986
	Total Net Assets (100.0%)	$19,031,369

See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Chemicals	$1,753,781	9.1%
Machinery	1,275,983	6.7%
Pharmaceuticals	1,156,796	6.1%
Commercial Banks	1,152,652	6.1%
Food & Staples Retailing	921,777	4.8%
Food Products	878,908	4.6%
Trading Companies & Distributors	837,593	4.4%
Media	790,642	4.2%
Commercial Services & Supplies	679,510	3.6%
Insurance	645,038	3.4%
Automobiles	592,669	3.1%
Semiconductors & Semiconductor Equipment	487,318	2.6%
Software	485,252	2.5%
Energy Equipment & Services	476,160	2.5%
Oil, Gas & Consumable Fuels	431,470	2.3%
Electronic Equipment, Instruments & Components	425,437	2.2%
Wireless Telecommunication Services	411,097	2.2%
Metals & Mining	405,807	2.1%
Professional Services	401,377	2.1%
Industrial Conglomerates	333,085	1.8%
Hotels, Restaurants & Leisure	324,975	1.7%
Health Care Equipment & Supplies	321,940	1.7%
Capital Markets	290,968	1.5%
Beverages	280,310	1.5%
Real Estate Investment Trusts	265,576	1.4%
Diversified Financial Services	238,021	1.3%
Household Products	230,994	1.2%
Multiline Retail	230,972	1.2%
Health Care Providers & Services	228,436	1.2%
Auto Components	222,359	1.2%
Aerospace & Defense	218,220	1.1%
Diversified Telecommunication Services	213,968	1.1%
Life Sciences Tools & Services	211,594	1.1%
Communications Equipment	200,518	1.1%
Specialty Retail	153,554	0.8%
Building Products	140,121	0.7%
Thrifts & Mortgage Finance	137,545	0.7%
Personal Products	108,248	0.6%
Real Estate Management & Development	70,296	0.4%
Short-Term Investments and Other Assets—Net	400,402	2.1%
	$19,031,369	100.0%

See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Equity Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") (formerly, Neuberger Berman Advisers Management Trust International Portfolio") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

9

Notes to Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^
Israel	$260,571	$213,968	$—	$474,539
Other Common Stocks	18,156,428	—	—	18,156,428
Total Common Stocks	18,416,999	213,968	—	18,630,967
Short-Term Investments	—	367,416	—	367,416
Total Investments	$18,416,999	$581,384	$—	$18,998,383

^  The Schedule of Investments and Summary Schedule of Investments by Industry provides information on the country and industry categorization for the portfolio.

As of the six months ended June 30, 2013, certain foreign equity securities were transferred from Level 2 to Level 1 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2012, $12,932,956 was transferred from Level 2 to Level 1.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $17,105,355. Gross unrealized appreciation of investments was $2,688,677 and gross unrealized depreciation of investments was $795,649, resulting in net unrealized appreciation of $1,893,028 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

b  Effective May 1, 2013. Formerly, International Portfolio through April 30, 2013.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$18,998,383
Foreign currency	3,805
Dividends receivable	83,016
Receivable for securities sold	124,190
Receivable from Management—net (Note B)	6,135
Prepaid expenses and other assets	630
Total Assets	19,216,159
Liabilities
Payable for securities purchased	122,371
Payable for Fund shares redeemed	9,741
Payable to investment manager (Note B)	13,617
Accrued expenses and other payables	39,061
Total Liabilities	184,790
Net Assets	$19,031,369
Net Assets consist of:
Paid-in capital	$149,159,332
Undistributed net investment income (loss)	393,397
Accumulated net realized gains (losses) on investments	(132,636,827)
Net unrealized appreciation (depreciation) in value of investments	2,115,467
Net Assets	$19,031,369
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,883,408
Net Asset Value, offering and redemption price per share	$10.10
*Cost of Investments	$16,882,366
Total cost of foreign currency	$3,834

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$367,219
Interest income—unaffiliated issuers	20
Foreign taxes withheld	(38,793)
Total income	$328,446
Expenses:
Investment management fees (Note B)	84,324
Administration fees (Note B)	29,761
Distribution fees (Note B)	24,801
Audit fees	21,589
Custodian and accounting fees	43,779
Insurance expense	538
Legal fees	5,660
Shareholder reports	12,641
Trustees' fees and expenses	19,530
Miscellaneous	5,673
Total expenses	248,296
Expenses reimbursed by Management (Note B)	(99,150)
Total net expenses	149,146
Net investment income (loss)	$179,300
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	752,015
Foreign currency	(10,530)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(542,106)
Foreign currency	(224)
Net gain (loss) on investments	199,155
Net increase (decrease) in net assets resulting from operations	$378,455

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$179,300	$220,417
Net realized gain (loss) on investments	741,485	202,859
Change in net unrealized appreciation (depreciation) of investments	(542,330)	2,956,042
Net increase (decrease) in net assets resulting from operations	378,455	3,379,318
Distributions to Shareholders From (Note A):
Net investment income	—	(160,166)
From Fund Share Transactions (Note D):
Proceeds from shares sold	664,059	1,222,280
Proceeds from reinvestment of dividends and distributions	—	160,166
Payments for shares redeemed	(1,670,362)	(4,844,614)
Net increase (decrease) from Fund share transactions	(1,006,303)	(3,462,168)
Net Increase (Decrease) in Net Assets	(627,848)	(243,016)
Net Assets:
Beginning of period	19,659,217	19,902,233
End of period	$19,031,369	$19,659,217
Undistributed net investment income (loss) at end of period	$393,397	$214,097

See Notes to Financial Statements

13

Notes to Financial Statements International Equity Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

14

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the following: foreign currency gains and losses and passive foreign investment company gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$3,375	$(3,375)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Total
2012	2011	2012	2011
$160,166	$1,454,260	$160,166	$1,454,260

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$282,639	$2,401,383	$(133,190,440)	$—	$(130,506,418)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, forward contracts mark to market, passive foreign investment companies and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

15

determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$69,603,692	$63,586,748

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $87,566.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next

16

$250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class S	1.50%	12/31/16	$217,800	$330,578	$208,062	$99,150

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30,

17

2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $4,495,874 and $5,716,900, respectively.

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Shares Sold	64,571	134,733
Shares Issued on Reinvestment of Dividends and Distributions	—	16,931
Shares Redeemed	(161,862)	(526,971)
Total	(97,291)	(375,307)

Note E—Lines of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time.

At June 30, 2013, the Fund was a participant in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time.

The Fund had no loans outstanding pursuant to these lines of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize these lines of credit.

18

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$9.93		$8.45	$10.34	$9.51	$7.29	$13.61
Income From Investment Operations:
Net Investment Income (Loss)‡	.09		.10	.11	.13	.09	.32
Net Gains or Losses on Securities (both realized and unrealized)	.08		1.46	(1.36)	1.90	2.43	(6.64)
Total From Investment Operations	.17		1.56	(1.25)	2.03	2.52	(6.32)
Less Distributions From:
Net Investment Income	—		(.08)	(.64)	(1.20)	(.30)	—
Redemption FeesØØ	—		—	.00	.00	.00	.00
Net Asset Value, End of Period	$10.10		$9.93	$8.45	$10.34	$9.51	$7.29
Total Return††	1.71	%**	18.48%	(12.33)%	22.01%	34.51%	(46.44)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$19.0		$19.7	$19.9	$24.8	$330.1	$246.9
Ratio of Gross Expenses to Average Net Assets#	2.50	%*	2.55%	2.89%	1.65%	1.66%	1.59%
Ratio of Net Expenses to Average Net Assets	1.50	%*	1.51%§	1.50%§	1.50%§	1.50%§	1.53%§
Ratio of Net Investment Income (Loss) to Average Net Assets	1.81	%*	1.11%	1.09%	1.42%	1.13%	2.78%
Portfolio Turnover Rate	23	%**	33%	45%	61%	80%	149%

See Notes to Financial Highlights

20

Notes to Financial Highlights International Equity Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had a .01% impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charges a redemption fee.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.51%	1.50%	1.50%	1.50%	1.53%

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Semi-Annual Report

June 30, 2013

B0737 08/13

Large Cap Value Portfolio Commentary

Neuberger Berman Advisers Management Trust (AMT) Large Cap Value Portfolio Class I generated a 13.36% total return for the six months ended June 30, 2013, but underperformed its benchmark, the Russell 1000® Value Index, which advanced 15.90% for the period.

Investors were cautious at the start of 2013 amid worries about the ability of the equity market to rise in the face of a number of significant obstacles, including a payroll tax increase, federal budget cuts, a weakening European economy, higher bond yields in Italy and Spain, a sovereign debt crisis in Cyprus, rising inflation in China, and continued unrest in the Middle East. However, good economic news in the U.S., including falling unemployment numbers, improving housing data, rising retail sales, strong durable goods orders, and solid corporate earnings boosted equities in spite of these concerns. Importantly, the U.S. Federal Reserve ("Fed") continued its asset purchase program, which continued to pump needed liquidity into the markets. As we entered the second quarter, however, volatility increased as investors kept ever more watchful eyes on the Fed. With economic numbers improving, investors feared a pull-back in the Fed's accommodative policy and thus found themselves in a "good-news-is-bad-news" situation. We anticipate that once the Fed becomes confident that the U.S. economy is on steadier ground, it will pull back on its asset purchases. The uncertainty surrounding the timing of this expected tapering, along with possibly confusing statements from various Fed governors, made markets increasingly jittery in the second quarter. The Bank of Japan, which increased stimulus sharply in April but then announced that it would hold off on any more stimulus in June, as well as the ongoing uncertainty in the Middle East, produced large swings in global markets. U.S. markets, on the other hand, remained a safe haven choice for investors around the world, in our view.

Cyclical sectors such as Information Technology (IT), Consumer Discretionary and Financials did well as consumer sentiment and the economy improved. Health Care, particularly managed care companies, enjoyed a sharp rebound as the possible effects of the Affordable Care Act became clearer and the drag of uncertainty lifted. The weakest sector during the first half of 2013, and the only sector to post a negative return, was Materials. This sector struggled as the price for metals, such as gold and silver, fell sharply. Mining stocks were particularly hurt in this environment.

Stock selection in the Financials sector had the greatest positive impact on our performance, both on an absolute and relative basis. We were underweighted versus the benchmark in this area, which delivered strong returns overall. We were overweighted in banks and brokers—all areas that outperformed—and had almost no exposure to Real Estate Investment Trusts (REITs), an area that delivered poor performance. Our allocation to insurance companies also outperformed. Lincoln National was our strongest performer within the sector. This life insurance company's mid-size status was a benefit as the company never ran the risk of being designated a non-bank Systemically Important Financial Institution (SIFI). Non-banks which are designated SIFIs are likely to be subject to increased regulations under new legislation. We believe Lincoln National, which we purchased at attractive prices, is also well run overall and has returned significant cash to shareholders. Health Care also made a positive contribution to both absolute and relative returns. We were modestly underweighted here, which was a slight negative since this sector performed well. However, stock selection in this area more than made up for this underweight. Boston Scientific, which develops, manufactures and markets medical devices, delivered outstanding returns. The company benefited from a new and improved management team and has a pipeline of what we think are solid products coming into the market. Aetna and Cigna also delivered strong returns. These companies benefited from the overall improving environment for health care stocks and particularly for managed care companies. The Energy sector also added to our returns, both on an absolute basis and relative to the benchmark. Here we benefited from superior stock selection, with Cabot Oil & Gas and Range Resources being two outstanding performers.

The Materials sector was the largest detractor from both absolute and relative performance. The sector was the only one in the index and within our portfolio to deliver negative returns. The primary drag to portfolio performance, on a relative basis, came from being overweighted in this area. However, stock selection also hurt and Newmont Mining Corp. was our worst performing stock within the group. Newmont Mining Corp. is a gold and copper miner and we had incorrectly anticipated an increase in the price of gold in light of the Fed's continued stimulus. Industrials, while contributing to our

1

returns on an absolute basis, was a detractor relative to the benchmark. We were overweighted here and in fact continued to increase our overall exposure during the six-month period, but it was stock selection that had the greatest impact. Joy Global, a pure-play mining equipment company that manufactures machinery for the mining of coal, copper, iron ore, oil sands and other minerals throughout the world, was our biggest disappointment.

The stock market performed better during the first half of the year than most people had believed was possible at the start of 2013. While there are still many areas of concern, at this point inflation remains low and the Fed seems committed to supporting the economic recovery that appears to be taking hold. However, in our view, the volatility that accelerated during the second quarter will continue into the second half of the year. Within this environment, we are cautiously optimistic overall but are seeking particular opportunities within IT, Industrials and Chemicals. Based on price-to-normalized earnings, we believe that stock prices in these sectors are generally attractive. We are focused on those companies that we believe may contain catalysts for stock-price increases over time and we are hearing a very positive message in terms of economic backdrop from the management teams of these companies. They appear to believe, as we do, that the economy will improve, leading to a pick-up in end-market demand. We anticipate that at some point the overall economic rebound will be strong enough for the Fed to step back and we believe that the portfolio will be well positioned when the Fed's tapering begins. As always, we pay close attention to the correlation between holdings in an attempt to create a portfolio with an optimal risk-return balance that has the potential to outperform over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Large Cap Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	7.5%
Consumer Staples	4.2
Energy	14.6
Financials	24.4
Health Care	9.8
Industrials	14.5
Information Technology	8.7
Materials	8.1
Telecommunication Services	0.3
Utilities	1.7
Other	1.1
Short-Term Investments	5.1
Total	100%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portfolio	03/22/1994	13.36%	26.00%	1.13%	7.13%	8.00%
Russell 1000® Value Index[1,2]		15.90%	25.32%	6.67%	7.79%	9.25%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 1.15% for Class I shares (before expense reimbursements and/or fee waivers, if any).

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13
Class I	$1,000.00	$1,133.60	$6.08
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.09	$5.76

*  Expenses are equal to the annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Large Cap Value Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (94.3%)
Aerospace & Defense (3.4%)
4,274	General Dynamics Corp.	$334,782
12,115	Northrop Grumman Corp.	1,003,122
13,146	Raytheon Co.	869,214
		2,207,118
Airlines (3.0%)
39,867	United Continental Holdings, Inc.	1,247,438	*
41,764	US Airways Group, Inc.	685,765	*
		1,933,203
Auto Components (0.4%)
3,075	BorgWarner, Inc.	264,911	*
Automobiles (1.8%)
31,045	Honda Motor Co. Ltd. ADR	1,156,426
Beverages (0.9%)
14,341	Coca-Cola Co.	575,218
Capital Markets (2.7%)
4,815	Goldman Sachs Group, Inc.	728,269
12,844	Invesco Ltd.	408,439
25,565	Morgan Stanley	624,553
		1,761,261
Chemicals (8.1%)
40,835	Dow Chemical Co.	1,313,662
21,399	LyondellBasell Industries NV Class A	1,417,898
6,820	Monsanto Co.	673,816
22,606	Mosaic Co.	1,216,429
6,837	WR Grace & Co.	574,581	*
		5,196,386
Commercial Banks (6.7%)
107,275	Mitsubishi UFJ Financial Group, Inc. ADR	666,178
9,072	PNC Financial Services Group, Inc.	661,530
51,310	Regions Financial Corp.	488,984
35,598	Sumitomo Mitsui Financial Group, Inc. ADR	328,214
51,946	Wells Fargo & Co.	2,143,811
		4,288,717
Communications Equipment (2.7%)
70,252	Cisco Systems, Inc.	1,707,826
NUMBER OF SHARES		VALUE†
Computers & Peripherals (1.5%)
16,814	NetApp, Inc.	$635,233	*
5,908	SanDisk Corp.	360,979	*
		996,212
Diversified Financial Services (8.8%)
40,470	Citigroup, Inc.	1,941,346
12,177	CME Group, Inc.	925,208
52,012	J.P. Morgan Chase & Co.	2,745,714
		5,612,268
Diversified Telecommunication Services (0.3%)
3,664	Verizon Communications, Inc.	184,446
Electric Utilities (1.7%)
19,996	PPL Corp.	605,079
10,463	Southern Co.	461,732
		1,066,811
Electrical Equipment (0.4%)
3,998	Eaton Corp. PLC	263,108
Energy Equipment & Services (2.3%)
28,097	Halliburton Co.	1,172,207
21,093	Weatherford International Ltd.	288,974	*
		1,461,181
Food & Staples Retailing (0.5%)
4,216	Wal-Mart Stores, Inc.	314,050
Food Products (1.7%)
32,233	Archer-Daniels-Midland Co.	1,093,021
Health Care Equipment & Supplies (2.5%)
68,293	Boston Scientific Corp.	633,076	*
2,347	C.R. Bard, Inc.	255,072
9,252	Zimmer Holdings, Inc.	693,345
		1,581,493
Health Care Providers & Services (4.9%)
11,168	Aetna, Inc.	709,615
8,170	Cigna Corp.	592,244
7,922	Laboratory Corporation of America Holdings	792,992	*
15,890	UnitedHealth Group, Inc.	1,040,477
		3,135,328
Hotels, Restaurants & Leisure (1.6%)
30,277	Carnival Corp.	1,038,198

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Products (1.2%)
9,821	Procter & Gamble Co.	$756,119
Insurance (6.3%)
37,446	American International Group, Inc.	1,673,836	*
38,636	Lincoln National Corp.	1,409,055
13,982	Reinsurance Group of America, Inc.	966,296
		4,049,187
Internet Software & Services (1.4%)
36,457	Yahoo! Inc.	915,435	*
IT Services (0.5%)
7,489	Global Payments, Inc.	346,891
Machinery (5.6%)
13,137	Cummins, Inc.	1,424,839
13,697	Kubota Corp. ADR	997,005
12,937	Makita Corp. ADR	701,315
4,639	Parker Hannifin Corp.	442,560
		3,565,719
Multiline Retail (1.7%)
15,507	Target Corp.	1,067,812
Oil, Gas & Consumable Fuels (12.4%)
40,851	Exxon Mobil Corp.	3,690,888
16,630	Occidental Petroleum Corp.	1,483,895
13,763	Range Resources Corp.	1,064,155
12,668	Southwestern Energy Co.	462,762	*
35,916	Spectra Energy Corp.	1,237,665
		7,939,365
Pharmaceuticals (2.5%)
5,924	Johnson & Johnson	508,635
23,758	Merck & Co., Inc.	1,103,559
		1,612,194
Road & Rail (2.2%)
49,717	CSX Corp.	1,152,937
3,238	Norfolk Southern Corp.	235,241
		1,388,178
Semiconductors & Semiconductor Equipment (1.2%)
22,858	Altera Corp.	754,085
Software (1.4%)
11,126	CA, Inc.	318,538
15,938	Microsoft Corp.	550,339
		868,877
NUMBER OF SHARES		VALUE†
Specialty Retail (2.0%)
18,912	Best Buy Co., Inc.	$516,865
49,408	Staples, Inc.	783,611
		1,300,476
	Total Common Stocks (Cost $53,322,526)	60,401,520
Exchange Traded Funds (1.1%)
29,695	ProShares UltraPro Short S&P 500 (Cost $712,578)	734,060	*
Short-Term Investments (5.1%)
3,287,150	State Street Insitutional Liquid Reserves Fund Institutional Class (Cost $3,287,150)	3,287,150
	Total Investments (100.5%) (Cost $57,322,254)	64,422,730	##
	Liabilities, less cash, receivables and other assets [(0.5%)]	(340,524)
	Total Net Assets (100.0%)	$64,082,206

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Large Cap Value Portfolio
(Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local

See Notes to Financial Statements

8

Notes to Schedule of Investments Large Cap Value Portfolio
(Unaudited) (cont'd)

currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$60,401,520	$—	$—	$60,401,520
Exchange Traded Funds	734,060	—	—	734,060
Short-Term Investments	—	3,287,150	—	3,287,150
Total Investments	$61,135,580	$3,287,150	$—	$64,422,730

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $57,387,688. Gross unrealized appreciation of investments was $7,695,826 and gross unrealized depreciation of investments was $660,784, resulting in net unrealized appreciation of $7,035,042, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$64,422,730
Dividends and interest receivable	60,596
Receivable for securities sold	744,911
Receivable for Fund shares sold	114,927
Prepaid expenses and other assets	16,231
Total Assets	65,359,395
Liabilities
Payable for securities purchased	1,143,471
Payable for Fund shares redeemed	39,208
Payable to investment manager (Note B)	28,789
Payable to administrator (Note B)	15,703
Accrued expenses and other payables	50,018
Total Liabilities	1,277,189
Net Assets	$64,082,206
Net Assets consist of:
Paid-in capital	$65,026,667
Undistributed net investment income (loss)	1,012,879
Accumulated net realized gains (losses) on investments	(9,057,816)
Net unrealized appreciation (depreciation) in value of investments	7,100,476
Net Assets	$64,082,206
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,874,762
Net Asset Value, offering and redemption price per share	$13.15
*Cost of Investments	$57,322,254

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$612,894
Interest income—unaffiliated issuers	2,265
Foreign taxes withheld	(2,544)
Total income	$612,615
Expenses:
Investment management fees (Note B)	172,934
Administration fees (Note B)	94,328
Audit fees	21,589
Custodian and accounting fees	16,430
Insurance expense	746
Legal fees	16,660
Shareholder reports	15,807
Trustees' fees and expenses	20,671
Miscellaneous	1,386
Total net expenses	360,551
Net investment income (loss)	$252,064
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	7,429,043
Foreign currency	5,534
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	196,438
Foreign currency	(6,466)
Net gain (loss) on investments	7,624,549
Net increase (decrease) in net assets resulting from operations	$7,876,613

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Six Months Ended June 30, 2013	Year Ended December 31, 2012 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$252,064	$761,030
Net realized gain (loss) on investments	7,434,577	6,973,139
Change in net unrealized appreciation (depreciation) of investments	189,972	2,894,061
Net increase (decrease) in net assets resulting from operations	7,876,613	10,628,230
Distributions to Shareholders From (Note A):
Net investment income	—	(254,987)
From Fund Share Transactions (Note D):
Proceeds from shares sold	6,587,076	5,848,833
Proceeds from reinvestment of dividends and distributions	—	254,987
Payments for shares redeemed	(12,236,126)	(29,906,577)
Net increase (decrease) from Fund share transactions	(5,649,050)	(23,802,757)
Net Increase (Decrease) in Net Assets	2,227,563	(13,429,514)
Net Assets:
Beginning of period	61,854,643	75,284,157
End of period	$64,082,206	$61,854,643
Undistributed net investment income (loss) at end of period	$1,012,879	$760,815

See Notes to Financial Statements

12

Notes to Financial Statements Large Cap Value Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $267,936.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

13

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$90	$(90)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$254,987	$—	$—	$—	$254,987	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$760,815	$—	$6,117,813	$(15,699,702)	$—	$(8,821,074)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

14

determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017
$15,699,702

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $7,240,121.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets

15

in excess of $4 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed In Fiscal Year Ending, December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $56,760,882 and $61,105,380, respectively.

16

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Shares Sold	513,995	537,429
Shares Issued on Reinvestment of Dividends and Distributions	—	22,706
Shares Redeemed	(970,936)	(2,766,023)
Total	(456,941)	(2,205,888)

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$11.60		$9.99	$11.27	$9.82	$7.11	$20.76
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.12	.03	(.00)	.03	.08
Net Gains or Losses on Securities (both realized and unrealized)	1.50		1.54	(1.31)	1.52	3.98	(10.78)
Total From Investment Operations	1.55		1.66	(1.28)	1.52	4.01	(10.70)
Less Distributions From:
Net Investment Income	—		(.05)	—	(.07)	(.24)	(.09)
Net Capital Gains	—		—	—	—	(1.06)	(2.86)
Total Distributions	—		(.05)	—	(.07)	(1.30)	(2.95)
Net Asset Value, End of Period	$13.15		$11.60	$9.99	$11.27	$9.82	$7.11
Total Return††	13.36	%**	16.60%	(11.36)%	15.55%	56.23%	(52.37)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$64.1		$61.9	$75.3	$97.2	$96.7	$217.9
Ratio of Gross Expenses to Average Net Assets#	1.15	%*	1.15%	1.13%	1.11%	1.06%	.94%
Ratio of Net Expenses to Average Net Assets	1.15	%*	1.15%§	1.13%§	1.11%§	1.05%§	.94%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.80	%*	1.15%	.29%	(.02)%	.34%	.53%
Portfolio Turnover Rate	95	%**	124%	102%	43%	41%	38%

See Notes to Financial Highlights

18

Notes to Financial Highlights Large Cap Value Portfolio
(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received the class action proceeds as listed in Note A-4, total return based on per share NAV for the six months ended June 30, 2013 would have been 12.93%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.15%	1.13%	1.11%	1.05%	.95%

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2013

B0736 08/13

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Growth Portfolio Class I generated a 11.59% total return for the six months ended June 30, 2013, but underperformed its benchmark, the Russell Midcap® Growth Index, which advanced 14.70% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

A slow and steadily resilient economy coupled with a stealthy bull market, defined by an overabundance of liquidity, fostered surprisingly robust double digit returns during the reporting period. From our perspective as equity investors, the near-term impact of a practically zero-rate environment has been to cultivate a dependency among yield-obsessed investors for the significant number of corporations that are only too happy to provide that "fix" in the form of escalating dividend programs over direct capital reinvestment into their franchises—and in some cases as an apparently viable short-term remedy for any perceived fundamental shortcomings. The broad effect has been a suppression of balance sheet differentiation and a continued stylistic rotation in favor of increasingly crowded yield-driven trades and away from higher growth and higher expectation companies, all of which has been underscored by an unusual mix of market leadership whereby the Consumer Staples and Information Technology ("IT") sectors were among the unexpected leading and lagging contributors, respectively, in a buoyant equity market over the six-month period. While the overall level of macro-related noise moderated, the road to recovery, fueled by positive trends in U.S. housing and steady GDP growth, still encountered turbulence around the eventual impact of sequester-driven budget cuts, the true health of China's economy, political unrest in various emerging and developing countries and the Federal Reserve's definition of "tapering."

During the reporting period, the portfolio was overweighted in Industrials, IT, Telecommunication Services, Health Care and Energy and underweighted in Consumer Discretionary, Materials, Consumer Staples and Financials. Drilling down to industry-level decisions, relative performance proved to be as much about what we didn't own as what we did, as our avoidance of, or significant underweight to, airlines, personal products, packaged food and meats, auto manufacturers and Internet retail contributed meaningfully to our relative underperformance. In each case, we believe our underweight was justified as the aforementioned segments were fueled by stocks that excelled in spite of what we viewed to be either significant headwinds, questionable management and/or slow growth potential in the underlying business.

With respect to what we did own, positive contributions from Cabot Oil & Gas, IntercontinentalExchange, Illumina, Cerner, Affiliated Managers Group, AMC Networks and Tractor Supply were unable to offset losses from our IT holdings.

Top contributor Cabot, a domestic oil and gas exploration and production company, raised its guidance and we believe it remains well positioned to effectively execute in a declining price environment. In Financials, IntercontinentalExchange, an operator of global futures exchanges, was boosted by its potential acquisition of the New York Stock Exchange, while Affiliated Managers Group, a global asset management company, benefited from strong equity performance from its investment boutiques. Within Health Care, Illumina, a developer of life science and genetic analysis tools, delivered a strong second quarter and outlook that was well received by the market and Cerner, a supplier of health care information technology solutions and services, saw its quarterly contract bookings pass $1 billion. In Consumer Discretionary, AMC Networks, an operator of cable television brands, continued to benefit from the strength of its original programming titles such as Mad Men and Breaking Bad, while Tractor Supply, an operator of retail farm and ranch supply stores, benefited from operational efficiencies and favorable weather trends.

Within IT, Rackspace Hosting, Trimble Navigation, Aruba Networks, Liquidity Services and Cognizant Technology Solutions were the primary detractors to stock selection and overall performance. Rackspace Hosting, a provider of cloud computing services, overestimated client adoption rates for its newest product, causing it to lower its performance outlook. Trimble Navigation, which provides advanced positioning product solutions, was slowed by global macro headlines and spending headwinds. Aruba Networks, a provider of mobile enterprise and network access solutions, delivered both disappointing results and guidance in the face of aggressive competition from Cisco, while Liquidity Services, which offers an online auction environment for bulk, salvage and specialty products, disappointed on news that a recent acquisition would require capital reinvestment and be dilutive to earnings. Finally, Cognizant, a consulting and outsourcing company, was negatively impacted by both anemic global IT spending and potential headaches from the

1

proposed immigration bill currently in Congress. With the exception of Trimble Navigation, we exited our positions in the aforementioned detractors.

Looking ahead, we remain stout believers in the long-term resiliency of our economy and constructive on an eventual reemergence of fundamentals as the primary differentiator and driver of stock price appreciation. With valuations attractive across traditional mid cap growth sectors, and in particular for the higher growth and higher expectation companies we typically seek, we are cautiously optimistic that it will continue to be a positive year for mid cap equities.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	22.7%
Consumer Staples	6.5
Energy	6.4
Financials	7.4
Health Care	13.8
Industrials	20.3
Information Technology	16.1
Materials	3.0
Telecommunication Services	3.4
Short-Term Investments	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	11.59%	15.08%	6.55%	9.91%	8.47%
Mid Cap Growth Portfolio Class S2	02/18/2003	11.39%	14.73%	6.28%	9.64%	8.28%
Russell Midcap® Growth Index[1,3]		14.70%	22.88%	7.61%	9.94%	6.94%
Russell Midcap® Index[1,3]		15.45%	25.41%	8.28%	10.65%	8.75%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 0.99% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any).

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13	Expense Ratio
Class I	$1,000.00	$1,115.90	$5.14	.98%
Class S	$1,000.00	$1,113.90	$6.55	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.93	$4.91	.98%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid Cap Growth Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.9%)
Aerospace & Defense (1.4%)
36,800	BE Aerospace, Inc.	$2,321,344	*
Beverages (1.7%)
25,700	Beam, Inc.	1,621,927
18,400	Monster Beverage Corp.	1,118,168	*
		2,740,095
Biotechnology (3.3%)
17,500	Alexion Pharmaceuticals, Inc.	1,614,200	*
51,500	ARIAD Pharmaceuticals, Inc.	900,735	*
20,000	BioMarin Pharmaceutical, Inc.	1,115,800	*
25,000	Cepheid, Inc.	860,500	*
11,000	Onyx Pharmaceuticals, Inc.	955,020	*
		5,446,255
Building Products (1.2%)
49,000	Fortune Brands Home & Security, Inc.	1,898,260
Capital Markets (2.7%)
18,000	Affiliated Managers Group, Inc.	2,950,920	*
36,800	Raymond James Financial, Inc.	1,581,664
		4,532,584
Chemicals (2.0%)
25,000	Airgas, Inc.	2,386,500
10,000	Ashland, Inc.	835,000
		3,221,500
Commercial Banks (0.4%)
8,500	SVB Financial Group	708,220	*
Commercial Services & Supplies (2.0%)
30,200	Stericycle, Inc.	3,334,986	*
Containers & Packaging (1.0%)
34,300	Packaging Corp. of America	1,679,328
Distributors (0.8%)
49,000	LKQ Corp.	1,261,750	*
Diversified Financial Services (1.5%)
14,000	IntercontinentalExchange, Inc.	2,488,640	*
NUMBER OF SHARES		VALUE†
Electrical Equipment (4.3%)
70,250	AMETEK, Inc.	$2,971,575
24,500	Generac Holdings, Inc.	906,745
25,300	Roper Industries, Inc.	3,142,766
		7,021,086
Electronic Equipment, Instruments & Components (2.3%)
11,000	Amphenol Corp. Class A	857,340
47,400	CDW Corp.	882,588	*
80,000	Trimble Navigation Ltd.	2,080,800	*
		3,820,728
Energy Equipment & Services (2.3%)
22,100	Cameron International Corp.	1,351,636	*
7,400	Core Laboratories NV	1,122,284
18,400	Oceaneering International, Inc.	1,328,480
		3,802,400
Food & Staples Retailing (2.2%)
19,600	PriceSmart, Inc.	1,717,548
36,000	Whole Foods Market, Inc.	1,853,280
		3,570,828
Food Products (1.4%)
17,200	Green Mountain Coffee Roasters, Inc.	1,291,032	*
10,000	J.M. Smucker Co.	1,031,500
		2,322,532
Health Care Equipment & Supplies (1.1%)
15,200	Cooper Cos., Inc.	1,809,560
Health Care Providers & Services (3.6%)
46,600	Catamaran Corp.	2,270,352	*
19,900	Community Health Systems, Inc.	932,912
14,700	DaVita HealthCare Partners, Inc.	1,775,760	*
24,500	Team Health Holdings, Inc.	1,006,215	*
		5,985,239
Health Care Technology (1.7%)
30,000	Cerner Corp.	2,882,700	*
Hotels, Restaurants & Leisure (2.7%)
15,400	Buffalo Wild Wings, Inc.	1,511,664	*
7,400	Panera Bread Co. Class A	1,375,956	*
24,500	Starwood Hotels & Resorts Worldwide, Inc.	1,548,155
		4,435,775

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Household Products (1.3%)
34,300	Church & Dwight Co., Inc.	$2,116,653
Internet & Catalog Retail (0.5%)
13,500	Expedia, Inc.	812,025
IT Services (1.5%)
13,500	Alliance Data Systems Corp.	2,443,905	*
Life Sciences Tools & Services (2.0%)
20,000	ICON PLC	708,600	*
35,600	Illumina, Inc.	2,664,304	*
		3,372,904
Machinery (1.7%)
12,000	Chart Industries, Inc.	1,129,080	*
25,000	Pall Corp.	1,660,750
		2,789,830
Media (2.4%)
38,000	AMC Networks, Inc. Class A	2,485,580	*
19,600	Discovery Communications, Inc. Class A	1,513,316	*
		3,998,896
Multiline Retail (1.2%)
39,200	Dollar Tree, Inc.	1,992,928	*
Oil, Gas & Consumable Fuels (4.1%)
30,000	Cabot Oil & Gas Corp.	2,130,600
15,000	Concho Resources, Inc.	1,255,800	*
73,600	Denbury Resources, Inc.	1,274,752	*
17,500	Gulfport Energy Corp.	823,725	*
33,600	Oasis Petroleum, Inc.	1,306,032	*
		6,790,909
Pharmaceuticals (2.0%)
11,500	Actavis, Inc.	1,451,530	*
15,400	Perrigo Co.	1,863,400
		3,314,930
Professional Services (3.6%)
24,500	Advisory Board Co.	1,338,925	*
20,800	Towers Watson & Co. Class A	1,704,352
47,100	Verisk Analytics, Inc. Class A	2,811,870	*
		5,855,147
Real Estate Management & Development (1.7%)
23,300	Jones Lang LaSalle, Inc.	2,123,562
12,500	Realogy Holdings Corp.	600,500	*
		2,724,062
NUMBER OF SHARES		VALUE†
Road & Rail (4.3%)
13,000	Canadian Pacific Railway Ltd.	$1,577,940
53,900	Hertz Global Holdings, Inc.	1,336,720	*
36,000	J.B. Hunt Transport Services, Inc.	2,600,640
14,700	Kansas City Southern	1,557,612
		7,072,912
Semiconductors & Semiconductor Equipment (3.2%)
61,000	Avago Technologies Ltd.	2,280,180
47,500	Cavium, Inc.	1,680,075	*
36,800	Microchip Technology, Inc.	1,370,800
		5,331,055
Software (9.1%)
31,000	ANSYS, Inc.	2,266,100	*
53,900	Aspen Technology, Inc.	1,551,781	*
25,900	Citrix Systems, Inc.	1,562,547	*
16,900	Concur Technologies, Inc.	1,375,322	*
30,000	Electronic Arts, Inc.	689,100	*
40,000	Informatica Corp.	1,399,200	*
7,500	NetSuite, Inc.	688,050	*
24,500	Red Hat, Inc.	1,171,590	*
30,000	Salesforce.com, Inc.	1,145,400	*
24,500	Splunk, Inc.	1,135,820	*
20,000	Synopsys, Inc.	715,000	*
10,500	Ultimate Software Group, Inc.	1,231,545	*
		14,931,455
Specialty Retail (10.6%)
24,500	Cabela's, Inc.	1,586,620	*
42,500	Dick's Sporting Goods, Inc.	2,127,550
20,800	DSW, Inc. Class A	1,528,176
22,500	GameStop Corp. Class A	945,675
19,100	O'Reilly Automotive, Inc.	2,151,042	*
27,000	Ross Stores, Inc.	1,749,870
22,500	Tile Shop Holdings, Inc.	651,600	*
19,600	Tractor Supply Co.	2,305,156
6,100	Ulta Salon Cosmetics & Fragrance, Inc.	610,976	*
51,500	Urban Outfitters, Inc.	2,071,330	*
31,900	Williams-Sonoma, Inc.	1,782,891
		17,510,886
Textiles, Apparel & Luxury Goods (4.6%)
63,800	Fifth & Pacific Cos., Inc.	1,425,292	*
28,200	Hanesbrands, Inc.	1,450,044
12,000	Lululemon Athletica, Inc.	786,240	*
11,150	Michael Kors Holdings Ltd.	691,523	*
14,700	PVH Corp.	1,838,235
22,100	Under Armour, Inc. Class A	1,319,591	*
		7,510,925
Thrifts & Mortgage Finance (1.1%)
44,100	Ocwen Financial Corp.	1,817,802	*

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (2.0%)
46,600	Fastenal Co.	$2,136,610
23,300	United Rentals, Inc.	1,162,903	*
		3,299,513
Wireless Telecommunication Services (3.4%)
31,000	Crown Castle International Corp.	2,244,090	*
45,000	SBA Communications Corp. Class A	3,335,400	*
		5,579,490
	Total Common Stocks (Cost $114,471,326)	164,550,037
Short-Term Investments (0.4%)
696,671	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $696,671)	696,671
	Total Investments (100.3%) (Cost $115,167,997)	165,246,708	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(451,926)
	Total Net Assets (100.0%)	$164,794,782

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

See Notes to Financial Statements

9

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$164,550,037	$—	$—	$164,550,037
Short-Term Investments	—	696,671	—	696,671
Total Investments	$164,550,037	$696,671	$—	$165,246,708

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $115,202,002. Gross unrealized appreciation of investments was $50,913,145 and gross unrealized depreciation of investments was $868,439, resulting in net unrealized appreciation of $50,044,706, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$165,246,708
Dividends and interest receivable	26,914
Receivable for securities sold	1,029,740
Receivable for Fund shares sold	61,064
Prepaid expenses and other assets	11,344
Total Assets	166,375,770
Liabilities
Payable for securities purchased	1,311,095
Payable for Fund shares redeemed	14,368
Payable to investment manager (Note B)	74,744
Payable to administrator-net (Note B)	67,264
Accrued expenses and other payables	113,517
Total Liabilities	1,580,988
Net Assets	$164,794,782
Net Assets consist of:
Paid-in capital	$38,883,332
Undistributed net investment income (loss)	(893,393)
Accumulated net realized gains (losses) on investments	76,726,149
Net unrealized appreciation (depreciation) in value of investments	50,078,694
Net Assets	$164,794,782
Net Assets
Class I	$59,704,331
Class S	105,090,451
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	1,727,587
Class S	3,122,679
Net Asset Value, offering and redemption price per share
Class I	$34.56
Class S	33.65
* Cost of Investments	$115,167,997

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$685,650
Interest income—unaffiliated issuers	1,350
Foreign taxes withheld	(3,460)
Total income	$683,540
Expenses:
Investment management fees (Note B)	801,527
Administration fees (Note B):
Class I	292,580
Class S	149,060
Distribution fees (Note B):
Class S	124,216
Audit fees	21,589
Custodian and accounting fees	49,261
Insurance expense	6,086
Legal fees	77,819
Reimbursement of expenses previously assumed by Management (Note B)	6,844
Shareholder reports	20,581
Trustees' fees and expenses	20,671
Miscellaneous	6,699
Total net expenses	1,576,933
Net investment income (loss)	$(893,393)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	88,496,780
Foreign currency	(130)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(46,321,743)
Foreign currency	12
Net gain (loss) on investments	42,174,919
Net increase (decrease) in net assets resulting from operations	$41,281,526

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(893,393)	$(1,293,689)
Net realized gain (loss) on investments	88,496,650	30,504,884
Change in net unrealized appreciation (depreciation) of investments	(46,321,731)	7,520,427
Net increase (decrease) in net assets resulting from operations	41,281,526	36,731,622
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	2,628,269	16,627,978
Class S	11,738,042	25,694,233
Payments for shares redeemed:
Class I	(202,841,751)	(49,343,797)
Class S	(5,167,798)	(9,994,051)
Net increase (decrease) from Fund share transactions	(193,643,238)	(17,015,637)
Net Increase (Decrease) in Net Assets	(152,361,712)	19,715,985
Net Assets:
Beginning of period	317,156,494	297,440,509
End of period	$164,794,782	$317,156,494
Undistributed net investment income (loss) at end of period	$(893,393)	$—

See Notes to Financial Statements

13

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $28,780.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

14

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the following: net operating losses, non-taxable dividend adjustments to income and foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,346,253)	$1,293,689	$52,564

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$96,033,584	$(11,403,660)	$—	$84,629,924

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$11,403,660

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $30,312,860.

15

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

16

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, the Fund's Class S shares repaid Management $6,844, under its contractual expense limitation. At June 30, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Year Ending, December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—	$—
Class S	1.25%	12/31/16	—	3,184	—	—

(1)  Expense limitation per annum of the class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

17

Note C—Securities Transactions:

During the six months ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $60,951,008 and $251,858,043, respectively.

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

For the Six Months Ended June 30, 2013

	Shares Sold	Shares Redeemed	Total
Class I	79,311	(5,744,428)	(5,665,117)
Class S	360,866	(158,249)	202,617

For the Year Ended December 31, 2012

	Shares Sold	Shares Redeemed	Total
Class I	553,983	(1,626,755)	(1,072,772)
Class S	873,826	(336,962)	536,864

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$30.97		$27.55	$27.42	$21.25	$16.14	$28.50
Income From Investment Operations:
Net Investment Income (Loss)‡	(.09)		(.10)	(.15)	(.11)	(.03)	(.12)
Net Gains or Losses on Securities (both realized and unrealized)	3.68		3.52	.28	6.28	5.14	(12.24)
Total From Investment Operations	3.59		3.42	.13	6.17	5.11	(12.36)
Net Asset Value, End of Period	$34.56		$30.97	$27.55	$27.42	$21.25	$16.14
Total Return††	11.59	%**	12.41%	.47%	29.04%	31.66%	(43.37)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$59.7		$229.0	$233.2	$266.0	$234.1	$345.1
Ratio of Gross Expenses to Average Net Assets#	.98	%*	.99%	1.01%	1.02%	1.01%	.92%
Ratio of Net Expenses to Average Net Assets	.98	%*	.99%§	1.01%§	1.02%§	1.01%§	.92%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(.56	)%*	(.34)%	(.54)%	(.49)%	(.16)%	(.51)%
Portfolio Turnover Rate	22	%**	38%	35%	46%	67%	62%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$30.21		$26.94	$26.87	$20.87	$15.89	$28.13
Income From Investment Operations:
Net Investment Income (Loss)‡	(.11)		(.17)	(.21)	(.16)	(.08)	(.17)
Net Gains or Losses on Securities (both realized and unrealized)	3.55		3.44	.28	6.16	5.06	(12.07)
Total From Investment Operations	3.44		3.27	.07	6.00	4.98	(12.24)
Net Asset Value, End of Period	$33.65		$30.21	$26.94	$26.87	$20.87	$15.89
Total Return††	11.39	%**	12.14%	.26%	28.75%	31.34%	(43.51)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$105.1		$88.2	$64.2	$59.2	$43.2	$38.7
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.26%	1.27%	1.27%	1.17%
Ratio of Net Expenses to Average Net Assets	1.25	%*	1.25%§	1.25%§	1.25%§	1.25%§	1.17%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(.70	)%*	(.57)%	(.78)%	(.73)%	(.44)%	(.77)%
Portfolio Turnover Rate	22	%**	38%	35%	46%	67%	62%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively. Had the Fund not received the class action proceeds as listed in Note A-4, total return based on per share NAV for the six months ended June 30, 2013 would have been 11.56% for Class I. The class action proceeds listed in Note A-4 had no impact on total return for Class S.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Mid Cap Growth Portfolio Class I	.99%	1.01%	1.02%	1.01%	.92%
Mid Cap Growth Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.18%

After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Mid Cap Growth Portfolio Class S	1.24%	1.24%

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2013

C0244 08/13

Mid Cap Intrinsic Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Intrinsic Value Portfolio Class I generated a 17.95% total return for the six months ended June 30, 2013 and outperformed its benchmark, the Russell Midcap® Value Index, which advanced 16.10% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page three.

The domestic economy continued with its slow, but steady, recovery during the first six months of the year. At the close of the period, while unemployment remained high, jobless claims were at lows for the cycle, small business confidence had improved and inflation remained well below the target levels set by the Federal Reserve ("Fed"). Late in the second quarter, Fed Chairman Bernanke suggested that the Fed might be ready to taper (not tighten) its quantitative easing ("QE") programs. While hikes in the Federal Funds rate are most likely still a few years away, even the hint of a reduction in monetary policy has had a huge negative impact on the 10-year Treasury, with the yield recently jumping to over 2.5% (the highest rate since August 2011) from a low of 1.62% in May. Since the market has been highly correlated to the QE programs, and with the dramatic rise in interest rates, major stock indices experienced their first real correction in several quarters.

Given this economic backdrop of slow growth, coupled with rising interest rates, we believe that future market gains will be dependent on earnings growth and that the meaningful market multiple expansions prevalent through most of this year so far are over. We continue to position the portfolio in cash generating, franchise companies selling at material discounts to our estimates of intrinsic value1 where management has been returning cash to shareholders. As experienced during the period, we believe that these franchises are currently underappreciated and could become attractive takeover candidates given that the sluggish economic environment has hampered corporations' ability to meaningfully grow their revenue base, causing some to view acquisitions as an avenue to grow.

During the period, the portfolio benefitted from several of our contrarian positions that underperformed in 2012, including three retail positions: Best Buy, Safeway and Staples. Our underweight in the Financial Services sector, especially in Real Estate Investment Trusts (REITs), together with strong stock picking in State Street and Fidelity National, also contributed to performance during the period. Merger and acquisition activity and corporate restructurings helped as well. Specifically, Virgin Media agreed to be acquired by Liberty Global at a substantial premium and we sold the stock as a result; CenterPoint Energy announced the formation of a publicly traded Master Limited Partnership (MLP), which we believe can create value when it trades in the public markets; BMC Software agreed to be acquired by a private investor group led by two private equity firms; and NV Energy agreed to be acquired by MidAmerican Energy Holdings, a subsidiary of Berkshire Hathaway. Lastly, Safeway, our largest holding, entered into a definitive agreement to sell its Canadian operations to Sobeys for C$5.8 billion.

Our overweight and stock picking in Technology and Producer Durables detracted from performance. In Technology, VeriFone and Nuance both missed earnings estimates and we used the weakness in Nuance, a franchise company in voice recognition technology, to increase our position size. Brinks, a Producer Durables company, saw its shares decline as earnings came in below expectations.

Volatility returned to the markets, especially toward the end of the reporting period. Substantial price changes resulted in increased portfolio activity both on the buy and sell side in an attempt to improve the portfolio's discount to our estimate of intrinsic value. We eliminated the following positions: ADT, Virgin Media, Humana, Sempra and Hospira, all of which achieved our price objectives, while Navistar and Constellation Brands were eliminated due to changes in the investment thesis. On the buy side, we initiated new positions in: AES, Devon Energy, Ashland, Agrium, Check Point Software and Edison International. We repurchased ADT as well, near the end of the reporting period.

It appears that we are entering a new phase in the current economic recovery characterized, at some point, by less stimulative monetary policy. As such, we believe market interest rates will most likely trade towards a new, higher range. With higher interest rates, it is unlikely, in our opinion, to expect further multiple expansions, so increases in stock prices

1

should be dependent on growth in earnings and cash flow. We continue to believe that our cash generating franchises represent excellent value and, given value creating catalysts, have the potential to achieve good returns moving forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Mid Cap Intrinsic Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.5%
Consumer Staples	6.5
Energy	5.2
Financial Services	18.1
Health Care	8.8
Materials & Processing	3.0
Producer Durables	22.6
Technology	14.2
Utilities	8.6
Short-Term Investments	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Class I	08/22/2001	17.95%	27.34%	6.43%	9.32%	7.78%
Mid Cap Intrinsic Value Class S2	04/29/2005	17.87%	27.16%	6.24%	9.15%	7.64%
Russell Midcap® Value Index[1,3]		16.10%	27.65%	8.87%	10.92%	9.35%
Russell Midcap® Index[1,3]		15.45%	25.41%	8.28%	10.65%	8.84%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.07% and 1.32% for Class I and Class S shares, respectively (before Expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. public companies, based on market capitalization). Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13	Expense Ratio
Class I	$1,000.00	$1,179.50	$5.67	1.05%
Class S	$1,000.00	$1,178.70	$6.75	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.59	$5.26	1.05%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.6%)
Aerospace & Defense (6.3%)
40,050	General Dynamics Corp.	$3,137,116
51,400	Rockwell Collins, Inc.	3,259,274
95,600	Spirit Aerosystems Holdings, Inc. Class A	2,053,488	*
		8,449,878
Auto Components (1.4%)
30,300	Lear Corp.	1,831,938
Capital Markets (2.9%)
60,200	State Street Corp.	3,925,642
Chemicals (3.0%)
21,600	Agrium, Inc.	1,878,336
24,900	Ashland, Inc.	2,079,150
		3,957,486
Commercial Banks (6.4%)
76,900	BankUnited, Inc.	2,000,169
52,800	BB&T Corp.	1,788,864
53,400	Comerica, Inc.	2,126,922
335,200	Huntington Bancshares, Inc.	2,641,376
		8,557,331
Commercial Services & Supplies (9.4%)
33,300	ADT Corp.	1,327,005	*
61,050	Avery Dennison Corp.	2,610,498
87,800	Brink`s Co.	2,239,778
139,500	Covanta Holding Corp.	2,792,790
49,500	Republic Services, Inc.	1,680,030
58,800	Tyco International Ltd.	1,937,460
		12,587,561
Construction & Engineering (2.3%)
94,400	KBR, Inc.	3,068,000
Electric Utilities (4.9%)
28,800	Edison International	1,387,008
134,100	NV Energy, Inc.	3,145,986
35,800	Pinnacle West Capital Corp.	1,985,826
		6,518,820
Electronic Equipment, Instruments & Components (3.6%)
73,700	Dolby Laboratories, Inc. Class A	2,465,265
294,300	Flextronics International Ltd.	2,277,882	*
		4,743,147
NUMBER OF SHARES		VALUE†
Energy Equipment & Services (1.8%)
38,300	Cameron International Corp.	$2,342,428	*
Food & Staples Retailing (6.5%)
60,900	CVS Caremark Corp.	3,482,262
219,950	Safeway, Inc.	5,204,017
		8,686,279
Health Care Equipment & Supplies (4.5%)
49,800	Covidien PLC	3,129,432
37,500	Zimmer Holdings, Inc.	2,810,250
		5,939,682
Health Care Providers & Services (4.3%)
61,300	Cardinal Health, Inc.	2,893,360
60,100	Omnicare, Inc.	2,867,371
		5,760,731
Health Care Technology (0.1%)
6,700	Allscripts Healthcare Solutions, Inc.	86,698	*
Independent Power Producers & Energy Traders (1.7%)
193,800	AES Corp.	2,323,662
IT Services (7.9%)
80,300	Amdocs Ltd.	2,978,327
72,600	Fidelity National Information Services, Inc.	3,110,184
97,400	VeriFone Systems, Inc.	1,637,294	*
160,300	Western Union Co.	2,742,733
		10,468,538
Machinery (2.4%)
108,300	ITT Corp.	3,185,103
Multi-Utilities (2.0%)
114,000	CenterPoint Energy, Inc.	2,677,860
Multiline Retail (1.9%)
48,900	Kohl's Corp.	2,469,939
Oil, Gas & Consumable Fuels (3.4%)
47,500	Devon Energy Corp.	2,464,300
16,638	Energy Transfer Partners L.P.	840,885
33,400	Southwestern Energy Co.	1,220,102	*
		4,525,287

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Real Estate Investment Trusts (4.2%)
82,077	Corrections Corporation of America	$2,779,948
113,700	Starwood Property Trust, Inc.	2,814,075
		5,594,023
Software (7.2%)
48,000	BMC Software, Inc.	2,166,720	*
42,700	Check Point Software Technologies Ltd.	2,121,336	*
152,600	Nuance Communications, Inc.	2,804,788	*
109,300	Symantec Corp.	2,455,971
		9,548,815
Specialty Retail (7.3%)
152,800	Best Buy Co., Inc.	4,176,024
105,300	Express, Inc.	2,208,141	*
213,400	Staples, Inc.	3,384,524
		9,768,689
Thrifts & Mortgage Finance (2.2%)
195,900	People's United Financial, Inc.	2,918,910
	Total Common Stocks (Cost $105,649,137)	129,936,447
Short-Term Investments (2.5%)
3,344,917	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,344,917)	3,344,917
	Total Investments (100.1%) (Cost $108,994,054)	133,281,364	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(67,473)
	Total Net Assets (100.0%)	$133,213,891

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$129,936,447	$—	$—	$129,936,447
Short-Term Investments	—	3,344,917	—	3,344,917
Total Investments	$129,936,447	$3,344,917	$—	$133,281,364

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $109,023,973. Gross unrealized appreciation of investments was $25,436,743 and gross unrealized depreciation of investments was $1,179,352, resulting in net unrealized appreciation of $24,257,391, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$133,281,364
Dividends and interest receivable	297,088
Receivable for Fund shares sold	99,038
Prepaid expenses and other assets	4,774
Total Assets	133,682,264
Liabilities
Payable for securities purchased	212,503
Payable for Fund shares redeemed	78,377
Payable to investment manager (Note B)	60,446
Payable to administrator-net (Note B)	43,028
Accrued expenses and other payables	74,019
Total Liabilities	468,373
Net Assets	$133,213,891
Net Assets consist of:
Paid-in capital	$136,441,934
Undistributed net investment income (loss)	2,353,024
Accumulated net realized gains (losses) on investments	(29,868,377)
Net unrealized appreciation (depreciation) in value of investments	24,287,310
Net Assets	$133,213,891
Net Assets
Class I	$74,015,812
Class S	59,198,079
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,189,142
Class S	3,740,770
Net Asset Value, offering and redemption price per share
Class I	$14.26
Class S	15.83
*Cost of Investments	$108,994,054

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,643,011
Interest income—unaffiliated issuers	3,645
Foreign taxes withheld	(2,392)
Total income	$1,644,264
Expenses:
Investment management fees (Note B)	357,676
Administration fees (Note B):
Class I	108,517
Class S	86,579
Distribution fees (Note B):
Class S	72,149
Audit fees	21,589
Custodian and accounting fees	28,615
Insurance expense	1,246
Legal fees	33,430
Shareholder reports	20,223
Trustees' fees and expenses	20,671
Miscellaneous	2,433
Total expenses	753,128
Expenses reimbursed by Management (Note B)	(13,658)
Total net expenses	739,470
Net investment income (loss)	$904,794
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,031,516
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	14,267,878
Net gain (loss) on investments	20,299,394
Net increase (decrease) in net assets resulting from operations	$21,204,188

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$904,794	$1,467,571
Net realized gain (loss) on investments	6,031,516	8,362,432
Change in net unrealized appreciation (depreciation) of investments	14,267,878	8,026,866
Net increase (decrease) in net assets resulting from operations	21,204,188	17,856,869
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(410,743)
Class S	—	(193,942)
Net realized gain on investments:
Class I	—	(17,680,175)
Class S	—	(12,932,617)
Total distributions to shareholders	—	(31,217,477)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	6,833,098	5,251,795
Class S	4,013,497	4,534,614
Proceeds from reinvestment of dividends and distributions:
Class I	—	18,090,918
Class S	—	13,126,559
Payments for shares redeemed:
Class I	(12,602,128)	(17,388,041)
Class S	(7,720,754)	(13,971,174)
Net increase (decrease) from Fund share transactions	(9,476,287)	9,644,671
Net Increase (Decrease) in Net Assets	11,727,901	(3,715,937)
Net Assets:
Beginning of period	121,485,990	125,201,927
End of period	$133,213,891	$121,485,990
Undistributed net investment income (loss) at end of period	$2,353,024	$1,448,230

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $20,263.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

13

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to non-taxable dividend adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(18,960)	$18,960

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$604,685	$729,637	$30,612,792	$—	$31,217,477	$729,637

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,448,230	$—	$9,993,325	$(35,873,786)	$—	$(24,432,231)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

14

determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017
$35,873,786

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

Under current tax law, the use of these losses to offset future gains may be limited.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $8,385,896.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2012, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2012, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

15

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each

16

respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Year Ending, December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class I	1.50%	12/31/16	$—	$—	$—	$—
Class S	1.25%	12/31/20	31,454	41,438	36,201	13,658

(1)  Expense limitation per annum of the respective class' average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $21,731,532 and $27,996,320, respectively.

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.
17

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

For the Six Months Ended June 30, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	502,526	—	(934,204)	(431,678)
Class S	265,324	—	(510,036)	(244,712)

For the Year Ended December 31, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	374,927	1,530,534	(1,196,050)	709,411
Class S	289,590	999,738	(884,415)	404,913

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$12.09		$14.26	$15.36	$12.26	$8.60	$16.23
Income From Investment Operations:
Net Investment Income (Loss)‡	.10		.18	.06	.07	.07	.10
Net Gains or Losses on Securities (both realized and unrealized)	2.07		1.94	(1.06)	3.13	3.93	(7.53)
Total From Investment Operations	2.17		2.12	(1.00)	3.20	4.00	(7.43)
Less Distributions From:
Net Investment Income	—		(.10)	(.10)	(.10)	(.18)	(.17)
Net Capital Gains	—		(4.19)	—	—	(.16)	(.03)
Total Distributions	—		(4.29)	(.10)	(.10)	(.34)	(.20)
Net Asset Value, End of Period	$14.26		$12.09	$14.26	$15.36	$12.26	$8.60
Total Return††	17.95	%**	15.53%	(6.50)%	26.18%	46.56%	(45.82)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$74.0		$68.0	$70.0	$134.6	$86.1	$74.8
Ratio of Gross Expenses to Average Net Assets#	1.05	%*	1.07%	1.07%	1.06%	1.06%	.96%
Ratio of Net Expenses to Average Net Assets	1.05	%*	1.07%§	1.07%§	1.06%§	1.06%§	.96%§
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48	%*	1.27%	.42%	.54%	.67%	.76%
Portfolio Turnover Rate	18	%**	29%	95%	39%	51%	66%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$13.43		$15.41	$16.59	$13.21	$9.22	$17.37
Income From Investment Operations:
Net Investment Income (Loss)‡	.10		.17	.05	.04	.06	.08
Net Gains or Losses on Securities (both realized and unrealized)	2.30		2.10	(1.16)	3.39	4.20	(8.06)
Total From Investment Operations	2.40		2.27	(1.11)	3.43	4.26	(7.98)
Less Distributions From:
Net Investment Income	—		(.06)	(.07)	(.05)	(.11)	(.14)
Net Capital Gains	—		(4.19)	—	—	(.16)	(.03)
Total Distributions	—		(4.25)	(.07)	(.05)	(.27)	(.17)
Net Asset Value, End of Period	$15.83		$13.43	$15.41	$16.59	$13.21	$9.22
Total Return††	17.87	%**	15.37%	(6.70)%	25.99%	46.16%	(45.95)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$59.2		$53.5	$55.2	$62.5	$57.8	$119.7
Ratio of Gross Expenses to Average Net Assets#	1.30	%*	1.32%	1.32%	1.30%	1.29%	1.22%
Ratio of Net Expenses to Average Net Assets	1.25	%*	1.25%§	1.25%§	1.25%§	1.25%§	1.22%§
Ratio of Net Investment Income (Loss) to Average Net Assets	1.28	%*	1.09%	.32%	.30%	.61%	.58%
Portfolio Turnover Rate	18	%**	29%	95%	39%	51%	66%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class action proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Mid Cap Intrinsic Value Portfolio Class I	1.07%	1.07%	1.06%	1.06%	.97%
Mid Cap Intrinsic Value Portfolio Class S	1.25%	1.25%	1.25%	1.25%	1.23%

*  Annualized.

**  Non-annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2013

B0374 08/13

Short Duration Bond Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio Class I posted a 0.00% return for the six months ended June 30, 2013 and underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which advanced 0.07% for the same period.

The overall fixed income market generated weak results during the reporting period. Both short- and long-term yields (two years and up) moved sharply higher over the period, dragging down the performance of non-Treasury securities. The market largely treaded water during the first half of the period. Despite the economy appearing to gather some momentum, the Federal Reserve ("Fed") maintained its highly accommodative policy. After a strong start to the second half of the period, the fixed income market fell sharply in May and June. After declining in April, both short- and long-term Treasury yields moved sharply higher over the next two months. The yield on the 10-year Treasury rose nearly 100 basis points from its low in early May to the peak toward the end of June.

The sell-off in the market began following the Fed meeting that concluded on May 1. While the Fed made no major policy announcements, in its official statement the central bank said that it was "...prepared to increase or reduce the pace of its purchases to maintain appropriate policy accommodation as the outlook for the labor market or inflation changes." This was interpreted as a sign that the Fed was getting closer to tapering its monthly asset purchase program. The market's decline intensified following the Fed's meeting that ended on June 19. Again, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said "...the Committee currently anticipates that it would be appropriate to begin to moderate the monthly pace of purchases later this year." He added that if later reports meet the Fed's expectations, "we will continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around mid-year." Despite Bernanke saying that tapering would be data dependent, the market began to price in an end of monetary policy accommodation.

The portfolio's yield curve positioning was the largest detractor from performance during the six month reporting period. We maintained a barbell structure for the portfolio, with overweights to the short and relatively longer ends of the curve versus the benchmark. This was negative for results as longer-terms rates increased more than their shorter-term counterparts during the period. In terms of sector allocation, the portfolio's allocation to agency mortgage-backed securities (MBS) was the largest detractor from results. On the upside, our exposures to commercial mortgage-backed securities (CMBS) and non-agency MBS were the largest contributors to performance.

The portfolio maintained its overall positioning during the period, with an overweight to non-Treasuries and an underweight to Treasuries. From a sector perspective, we actively participated in the investment grade corporate bond new issuance market and increased our exposure to lower coupon 15 year agency MBS. We also added to our allocations to CMBS and floating rate asset-backed securities (ABS). These purchases were funded by reducing our exposure to Treasuries.

The rapid increase in Treasury yields during the second quarter came as a surprise to both the Fed and most market participants. It appears to us that investors overreacted to Fed Chairman Bernanke's statements regarding potential tapering later this year. Indeed, while the Fed raised its forecast for future GDP growth in June, the Commerce Department was reducing its reading for first quarter GDP growth. That being said, the Fed has artificially kept rates low with its accommodative monetary policy and higher rates were inevitable, in our view. We currently estimate the fair value of U.S. 10-year Treasuries to be between 2.30% and 2.80%. At the end of the second quarter, yields were in the middle of that range and we do not anticipate they will move meaningfully higher in the near term.

While the Fed may indeed begin to taper its asset purchases later in the year, if economic data continues to improve we believe the process of unwinding the central bank's balance sheet will take several years and that it will be done at a measured pace. In addition, we anticipate the federal funds rate will remain on hold for the foreseeable future. Given significant spread widening over the last two months, we believe a number of spread sectors are more attractively valued,

1

especially against a backdrop of continued modest economic growth and subdued inflation. Therefore, we anticipate adhering to our long-held strategy of overweighting the spread sectors as we feel it is appropriate for long-term investors.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

2

Short Duration Bond Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	16.4%
Corporate Debt Securities	43.5
Mortgage-Backed Securities	35.2
U.S. Treasury Securities	1.8
Short-Term Investments	8.6
Liabilities, less cash, receivables and other assets	(5.5)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	0.00%	1.87%	2.31%	1.97%	5.41%
Barclays 1-3 Year U.S. Government/ Credit Index[1,2]		0.07%	0.74%	2.47%	2.92%	6.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 0.82% for Class I shares (before expense reimbursements and/or fee waivers, if any).

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the Credit Index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13
Class I	$1,000.00	$1,000.00	$4.17
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.63	$4.21

*  Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Short Duration Bond Portfolio (Unaudited)

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (1.8%)
$2,635,000	U.S. Treasury Notes, 2.13%, due 11/30/14	$2,705,097
1,095,000	U.S. Treasury Notes, 0.25%, due 4/15/16	1,084,478
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $3,863,446)	3,789,575
Mortgage-Backed Securities (35.2%)
Adjustable Jumbo Balance (1.0%)
2,041,880	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.71%, due 12/25/34	2,037,629	µ
Adjustable Mixed Balance (2.7%)
2,535,608	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.76%, due 9/20/36	1,661,353	µ
1,733,899	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.69%, due 5/25/34	1,696,346	µ
2,289,192	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	2,078,802	µ
426,913	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.32%, due 6/19/34	419,434	µ
		5,855,935
Commercial Mortgage-Backed (18.4%)
219,015	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	218,843
410,150	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.51%, due 1/15/46	417,376	µ
4,650,000	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	4,649,158
1,993,558	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.99%, due 6/15/38	2,195,956	µ
1,821,610	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	1,851,911
2,300,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	2,505,208
2,457,759	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	2,474,860	ñ
5,565,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	5,582,391	Ø
1,990,355	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	2,027,235	ñ
3,805,742	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	3,869,664
7,250,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	7,256,293
190,952	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.48%, due 12/15/44	190,942	µ
3,890,779	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	4,185,887
2,134,221	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	2,167,545	ñ
		39,593,269
Mortgage-Backed Non-Agency (1.9%)
833,744	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	893,399	ñ
2,569,197	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,772,737	ñ
485,320	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	517,910	ñ
		4,184,046
Fannie Mae (6.1%)
700,597	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.42%, due 9/26/33	691,047	µ
4,822,323	Pass-Through Certificates, 3.00%, due 9/1/27	4,969,231
4,195,359	Pass-Through Certificates, 4.50%, due 5/1/41	4,452,792
3,005,000	Pass-Through Certificates, 3.50%, TBA, 15 Year Maturity	3,129,895	Ø
		13,242,965

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
Freddie Mac (5.1%)
$8,312	Pass-Through Certificates, 10.00%, due 4/1/20	$8,356
4,190,323	Pass-Through Certificates, 3.00%, due 1/1/27	4,310,269
3,450,419	Pass-Through Certificates, 4.50%, due 11/1/39	3,632,877
3,005,000	Pass-Through Certificates, 3.50%, TBA, 15 Year Maturity	3,119,565	Ø
		11,071,067
	Total Mortgage-Backed Securities (Cost $77,694,304)	75,984,911
Corporate Debt Securities (43.5%)
Auto Manufacturers (1.0%)
2,215,000	Daimler Finance N.A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	2,233,858	ñ
Banks (13.5%)
980,000	American Express Centurion Bank, Senior Unsecured Notes, 0.88%, due 11/13/15	977,553
1,110,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	1,159,514
3,130,000	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	3,190,863
1,540,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.25%, due 10/15/13	1,559,000
1,280,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	1,282,921
6,300,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	6,373,798
2,975,000	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	3,094,149
480,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	475,521
1,445,000	Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 0.90%, due 1/18/16	1,430,799
4,875,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	4,930,541
1,905,000	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	1,918,108
2,780,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	2,791,784
		29,184,551
Beverages (2.1%)
4,295,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.80%, due 1/15/16	4,270,969
280,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	278,561	ñ
		4,549,530
Commercial Services (1.0%)
1,760,000	ERAC USA Finance LLC, Guaranteed Notes, 2.25%, due 1/10/14	1,773,181	ñ
305,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	302,732	ñ
		2,075,913
Computers (3.0%)
1,300,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	1,320,156
5,050,000	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	5,074,826	ØØ
		6,394,982
Diversified Financial Services (7.6%)
1,900,000	American Honda Finance Corp., Unsecured Notes, 1.00%, due 8/11/15	1,903,074	ñ
2,165,000	Caterpillar Financial Services Corp., Medium-Term Notes, 1.65%, due 4/1/14	2,185,386
875,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	881,341
3,850,000	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	4,031,797	ØØ
2,145,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	2,133,125
1,405,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	1,402,496	ñ
1,900,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	1,907,853
1,980,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	1,993,017
		16,438,089

See Notes to Schedule of Investments

7

PRINCIPAL AMOUNT		VALUE†
Food (0.3%)
$660,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	$667,038
Insurance (0.6%)
1,310,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	1,317,906
Internet (0.6%)
1,310,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	1,305,890
Media (4.5%)
3,250,000	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	3,401,047	ØØ
3,430,000	NBCUniversal Media LLC, Guaranteed Notes, 2.10%, due 4/1/14	3,471,308
2,810,000	Time Warner Cable, Inc., Guaranteed Notes, 3.50%, due 2/1/15	2,892,195
		9,764,550
Mining (0.9%)
1,280,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	1,289,026
770,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.38%, due 6/17/16	765,364
		2,054,390
Oil & Gas (0.7%)
500,000	CNOOC Finance 2013 Ltd., Guaranteed Notes, 1.13%, due 5/9/16	491,900
615,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	611,587
495,000	Petrobras Global Finance BV, Guaranteed Notes, 2.00%, due 5/20/16	484,722
		1,588,209
Pharmaceuticals (4.2%)
3,420,000	AbbVie, Inc., Guaranteed Notes, 1.20%, due 11/6/15	3,423,758	ñØØ
1,555,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	1,581,412
500,000	McKesson Corp., Senior Unsecured Notes, 0.95%, due 12/4/15	498,663
935,000	Mylan, Inc., Senior Unsecured Notes, 1.80%, due 6/24/16	932,460	ñ
2,250,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	2,345,328
240,000	Zoetis, Inc., Senior Unsecured Notes, 1.15%, due 2/1/16	239,185	ñ
		9,020,806
Pipelines (0.8%)
815,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	817,675
875,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	875,761
		1,693,436
Retail (1.5%)
3,100,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	3,166,904
Telecommunications (1.2%)
2,135,000	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	2,136,117
370,000	AT&T, Inc., Senior Unsecured Notes, 0.90%, due 2/12/16	367,211
		2,503,328
	Total Corporate Debt Securities (Cost $93,359,178)	93,959,380

See Notes to Schedule of Investments

8

PRINCIPAL AMOUNT		VALUE†
Asset-Backed Securities (16.4%)
$238,732	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	$238,807
592,991	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	593,595
6,825,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.43%, due 5/15/20	6,802,914	µ
3,705,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.29%, due 4/24/17	3,694,778	µ
1,331,494	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	1,332,380
2,057,381	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	2,061,144
3,080,673	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	3,079,878
944,743	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	945,846
4,207,712	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	4,205,595
2,762,527	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.43%, due 1/25/21	2,757,670	µ
4,785,055	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.36%, due 4/25/23	4,764,819	µ
1,626,754	SLM Student Loan Trust, Ser. 2013-2, Class A, 0.64%, due 9/25/26	1,602,257	µ
3,864,797	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.36%, due 6/25/36	3,380,569	µ
	Total Asset-Backed Securities (Cost $35,930,876)	35,460,252
NUMBER OF SHARES
Short-Term Investments (8.6%)
18,457,217	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $18,457,217)	18,457,217
	Total Investments (105.5%) (Cost $229,305,021)	227,651,335	##
	Liabilities, less cash, receivables and other assets [(5.5%)]	(11,866,379)
	Total Net Assets (100.0%)	$215,784,956

See Notes to Schedule of Investments

9

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered

See Notes to Financial Statements

10

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$3,789,575	$—	$3,789,575
Mortgage-Backed Securities^	—	75,984,911	—	75,984,911
Corporate Debt Securities^	—	93,959,380	—	93,959,380
Asset-Backed Securities	—	35,460,252	—	35,460,252
Short-Term Investments	—	18,457,217	—	18,457,217
Total Investments	$—	$227,651,335	$—	$227,651,335

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $230,550,902. Gross unrealized appreciation of investments was $724,761 and gross unrealized depreciation of investments was $3,624,328, resulting in net unrealized depreciation of $2,899,567, based on cost for U.S. federal income tax purposes.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of June 30, 2013, and their final maturity dates.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2013, these securities amounted to $23,342,991 or 10.8% of net assets for the Fund.

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2013, these securities amounted to $11,831,851.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

See Notes to Financial Statements

11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$227,651,335
Cash	1,615
Dividends and interest receivable	741,912
Receivable for Fund shares sold	31,991
Prepaid expenses and other assets	9,109
Total Assets	228,435,962
Liabilities
Payable for securities purchased	11,890,694
Payable for Fund shares redeemed	521,768
Payable to investment manager (Note B)	44,404
Payable to administrator (Note B)	71,047
Accrued expenses and other payables	123,093
Total Liabilities	12,651,006
Net Assets	$215,784,956
Net Assets consist of:
Paid-in capital	$294,699,360
Undistributed net investment income (loss)	5,565,811
Accumulated net realized gains (losses) on investments	(82,826,529)
Net unrealized appreciation (depreciation) in value of investments	(1,653,686)
Net Assets	$215,784,956
Shares Outstanding ($.001 par value; unlimited shares authorized)	19,702,340
Net Asset Value, offering and redemption price per share	$10.95
*Cost of Investments	$229,305,021

See Notes to Financial Statements

12

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,556,916
Expenses:
Investment management fees (Note B)	274,312
Administration fees (Note B)	438,899
Audit fees	26,573
Custodian and accounting fees	42,343
Insurance expense	4,198
Legal fees	60,584
Shareholder reports	43,303
Trustees' fees and expenses	20,671
Miscellaneous	5,532
Total net expenses	916,415
Net investment income (loss)	$640,501
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,708,335)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,091,844
Net gain (loss) on investments	(616,491)
Net increase (decrease) in net assets resulting from operations	$24,010

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$640,501	$2,914,425
Net realized gain (loss) on investments	(1,708,335)	(6,923,427)
Change in net unrealized appreciation (depreciation) of investments	1,091,844	15,036,764
Net increase (decrease) in net assets resulting from operations	24,010	11,027,762
Distributions to Shareholders From (Note A):
Net investment income	—	(7,045,678)
From Fund Share Transactions (Note D):
Proceeds from shares sold	18,165,208	29,582,967
Proceeds from reinvestment of dividends and distributions	—	7,045,678
Payments for shares redeemed	(28,996,965)	(59,582,782)
Net increase (decrease) from Fund share transactions	(10,831,757)	(22,954,137)
Net Increase (Decrease) in Net Assets	(10,807,747)	(18,972,053)
Net Assets:
Beginning of period	226,592,703	245,564,756
End of period	$215,784,956	$226,592,703
Undistributed net investment income (loss) at end of period	$5,565,811	$4,925,310

See Notes to Financial Statements

14

Notes to Financial Statements Short Duration Bond Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $267.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

15

filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the following: paydown gains and losses, amortization of bond premium and capital loss carryforwards expiring. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(2,710,071)	$2,011,532	$698,539

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

		Distributions Paid From:
Ordinary Income		Total
2012	2011	2012	2011
$7,045,678	$9,927,354	$7,045,678	$9,927,354

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,925,310	$(4,430,217)	$(79,433,507)	$—	$(78,938,414)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of amortization of bond premium, wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

16

Notes to Financial Statements Short Duration Bond Portfolio (Unaudited)

determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2013	2014	2015	2016	2017	2018
$4,632,986	$3,820,726	$514,506	$—	$45,541,698	$7,896,656

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$16,065,672	$961,263

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

The Fund had $2,710,070 of capital loss carryforwards that expired during the year ended December 31, 2012.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain

17

financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2013, the Fund did not enter into any financial futures contracts.

Management has concluded that the Fund did not hold any derivative instruments during the six months ended June 30, 2013 that require additional disclosures pursuant to ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next

18

$500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed In Fiscal Year Ending, December 31,
			2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Class I	1.00%	12/31/16	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

19

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the six months ended June 30, 2013 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$42,421,872	$36,656,513	$50,739,522	$40,243,405

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Shares Sold	1,652,980	2,696,181
Shares Issued on Reinvestment of Dividends and Distributions	—	645,209
Shares Redeemed	(2,637,515)	(5,402,599)
Total	(984,535)	(2,061,209)

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$10.95		$10.79	$11.20	$11.22	$10.71	$13.00
Income From Investment Operations:
Net Investment Income (Loss)‡	.03		.13	.19	.24	.43	.53
Net Gains or Losses on Securities (both realized and unrealized)	(.03)		.37	(.16)	.36	.98	(2.23)
Total From Investment Operations	0.0		.50	.03	.60	1.41	(1.70)
Less Distributions From:
Net Investment Income	—		(.34)	(.44)	(.62)	(.90)	(.59)
Net Asset Value, End of Period	$10.95		$10.95	$10.79	$11.20	$11.22	$10.71
Total Return††	0.00	%**	4.61%	.29%	5.28%	13.33%	(13.43)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$215.8		$226.6	$245.6	$287.3	$350.0	$445.5
Ratio of Gross Expenses to Average Net Assets#	.84	%*	.82%	.81%	.81%	.79%	.74%
Ratio of Net Expenses to Average Net Assets	.84	%*	.82%§	.81%§	.81%§	.79%§	.74%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.58	%*	1.20%	1.73%	2.07%	3.87%	4.35%
Portfolio Turnover Rate	37	%**	67%	74%	70%	47%	46%

See Notes to Financial Highlights

21

Notes to Financial Highlights Short Duration Bond Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class action proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
.82%	.81%	.81%	.79%	.74%

*  Annualized.

**  Not annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

23

Neuberger Berman
Advisers Management Trust

Small Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2013

D0312 08/13

Small Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Small Cap Growth Portfolio generated a 17.73% total return for the six months ended June 30, 2013, and outperformed its benchmark, the Russell 2000® Growth Index, which advanced 17.44% for the period.

A slow and steadily resilient economy coupled with a stealthy bull market, defined by an overabundance of liquidity, fostered surprisingly robust double digit returns during the reporting period. From our perspective as equity investors, the near-term impact of a practically zero-rate environment has been to cultivate dependency among yield obsessed investors for the significant number of corporations that are only too happy to provide that "fix" in the form of escalating dividend programs over direct capital reinvestment into their franchises—and in some cases as an apparently viable short-term remedy for any perceived fundamental shortcomings. The broad effect has been a suppression of balance sheet differentiation and a continued stylistic rotation in favor of increasingly crowded yield-driven trades and away from higher growth and higher expectation companies. While the overall level of macro-related noise moderated, the road to recovery, fueled by positive trends in U.S. housing and steady GDP growth, still encountered turbulence around the eventual impact of sequester-driven budget cuts, the true health of China's economy, political unrest in various emerging and developing countries and the Federal Reserve's definition of "tapering."

During the reporting period, the portfolio was meaningfully overweighted in Consumer Discretionary and Information Technology ("IT") and underweighted in Industrials, Health Care, Consumer Staples and Materials. In a positive first half of the year for the portfolio, strong stock selection, especially within Consumer Discretionary, was impactful and more than compensated for weakness in Industrials, which continued to feel the weight of ongoing global macro concerns and initial impacts from the sequester budget cuts. Top contributors to performance included Fifth & Pacific, Lions Gate Entertainment, Tile Shop Holdings, Alkermes, DexCom, Cabela's and Stewart Enterprises, while InnerWorkings, Boulder Brands, American Vanguard, Cyberonics, Stratasys and Orient-Express Hotels were leading detractors.

Top contributor Fifth & Pacific Companies, a designer and marketer of retail-based brands, including Juicy Couture, Kate Spade and Lucky Brand, was boosted by management's expected intent to divest its Juicy and Lucky brands to focus solely on growing the promising Kate Spade brand. The results for Lions Gate Entertainment, an entertainment production and distribution company, were enhanced by its success with the first installment of the "Hunger Games" franchise (we subsequently sold the stock). Tile Shop, a specialty retailer of manufactured and natural stone tiles, benefitted from positive trends in new housing starts and remodeling, while Cabela's, a specialty retailer focused on the outdoor lifestyle, delivered strong unit and same-store sales growth tied to hunting and ammunition sales (we subsequently sold the stock). Stewart Enterprises, a provider of funeral and cemetery products and services, received and accepted an offer to be acquired by Service Corporation and we sold our position to realize the buy-out premium. Within Health Care, Alkermes PLC, which emphasizes medicines for the treatment of prevalent and chronic diseases such as schizophrenia, addiction, diabetes and autoimmune disorders, continued to beat expectations and raise future estimates, while DexCom, a medical device company focused on glucose monitoring systems, continued to execute with its next-generation non-pinprick product.

InnerWorkings, a provider of global print management and promotional solutions, was the leading detractor from performance as management unexpectedly announced the loss of a major client and a subsequent material downward earnings revision. American Vanguard, a marketer of chemical products for agricultural and commercial uses, experienced lower demand and pricing pressure due to a wet and cold planting season. Boulder Brands, a marketer of functional food products, pulled back over concerns that its brands outside of the fast growing gluten-free segment were showing signs of deceleration. Cyberonics, focused on implantable medical devices primarily for the treatment/management of epilepsy, pulled back over increased competition and reimbursement concerns. Stratasys, a manufacturer and marketer of professional 3D printing systems, struggled with concerns over price competition and commoditization. Finally, Orient Express Hotels, a hotel and travel company with 50 properties in 24 countries, drew investors' ire for its continued reluctance to aggressively pursue strategic transactions or seriously consider takeover overtures. With the exception of Cyberonics, we exited our positions in the aforementioned detractors.

1

Looking ahead, we remain stout believers in the long-term resiliency of our economy and constructive on an eventual reemergence of fundamentals as the primary differentiator and driver of stock price appreciation. Despite lofty year-to-date returns, we are still finding what we believe are attractive valuations across traditional small cap growth sectors, and in particular for the higher growth and higher expectation companies we typically seek, and as a result we're cautiously optimistic that it will continue to be a positive year for small cap equities.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Small Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.0%
Consumer Staples	4.8
Energy	5.3
Financials	8.1
Health Care	17.7
Industrials	13.7
Information Technology	25.7
Materials	1.3
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	10 Years	Life of Fund
Small Cap Growth Portfolio Class S	07/12/2002	17.73%	18.09%	3.62%	4.78%	4.96%
Russell 2000® Growth Index[1,2]		17.44%	23.67%	8.89%	9.62%	9.94%
Russell 2000® Index[1,2]		15.86%	24.21%	8.77%	9.53%	9.51%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2012 was 2.24% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.40% after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 total market capitalization (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the market capitalization of the smallest company included in the Russell 2000 Index was roughly $129 million. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13
Class S	$1,000.00	$1,177.30	$7.56
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.85	$7.00

*  Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Small Cap Growth Portfolio (Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (96.7%)
Aerospace & Defense (5.5%)
4,200	Astronics Corp.	$171,654	*
15,200	DigitalGlobe, Inc.	471,352	*
5,300	HEICO Corp.	266,961
		909,967
Auto Components (1.1%)
9,500	Gentherm, Inc.	176,415	*
Biotechnology (1.3%)
7,700	Alkermes PLC	220,836	*
Building Products (1.4%)
27,500	PGT, Inc.	238,425	*
Capital Markets (1.0%)
13,550	WisdomTree Investments, Inc.	156,774	*
Commercial Banks (5.9%)
9,000	Cathay General Bancorp	183,150
10,600	Home BancShares, Inc.	275,282
12,800	OFG Bancorp	231,808
4,300	Renasant Corp.	104,662
3,500	SCBT Financial Corp.	176,365
		971,267
Communications Equipment (1.1%)
18,300	Calix, Inc.	184,830	*
Construction Materials (1.3%)
7,700	Caesar Stone Sdot Yam Ltd.	209,671	*
Diversified Financial Services (1.2%)
8,900	Marlin Business Services Corp.	202,742
Electrical Equipment (2.5%)
4,800	Generac Holdings, Inc.	177,648
15,200	PowerSecure International, Inc.	228,456	*
		406,104
Energy Equipment & Services (2.4%)
4,850	Dawson Geophysical Co.	178,771	*
7,300	Forum Energy Technologies, Inc.	222,139	*
		400,910
NUMBER OF SHARES		VALUE†
Food & Staples Retailing (3.7%)
6,800	Natural Grocers by Vitamin Cottage, Inc.	$210,800	*
2,100	PriceSmart, Inc.	184,023
74,700	Rite Aid Corp.	213,642	*
		608,465
Food Products (1.1%)
11,100	WhiteWave Foods Co. Class A	180,375	*
Health Care Equipment & Supplies (10.4%)
3,100	Cyberonics, Inc.	161,076	*
10,000	DexCom, Inc.	224,500	*
16,100	Globus Medical, Inc. Class A	271,446	*
2,900	ICU Medical, Inc.	208,974	*
7,300	Insulet Corp.	229,293	*
27,950	Novadaq Technologies, Inc.	376,207	*
12,700	Spectranetics Corp.	237,236	*
		1,708,732
Health Care Providers & Services (1.3%)
6,500	Acadia Healthcare Co., Inc.	214,955	*
Health Care Technology (1.2%)
10,000	Omnicell, Inc.	205,500	*
Hotels, Restaurants & Leisure (1.1%)
3,200	Bally Technologies, Inc.	180,544	*
Internet & Catalog Retail (1.1%)
4,850	Blue Nile, Inc.	183,233	*
Internet Software & Services (5.5%)
5,500	Cornerstone OnDemand, Inc.	238,095	*
1,850	CoStar Group, Inc.	238,779	*
5,400	Demandware, Inc.	229,014	*
3,700	SPS Commerce, Inc.	203,500	*
		909,388
IT Services (3.9%)
8,400	EPAM Systems, Inc.	228,312	*
9,200	EVERTEC, Inc.	202,124	*
8,000	InterXion Holding NV	209,040	*
		639,476
Leisure Equipment & Products (1.2%)
6,100	Brunswick Corp.	194,895
Life Sciences Tools & Services (1.2%)
5,500	ICON PLC	194,865	*

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Machinery (1.5%)
6,650	TriMas Corp.	$247,912	*
Media (1.3%)
7,000	Sinclair Broadcast Group, Inc. Class A	205,660
Oil, Gas & Consumable Fuels (2.9%)
5,900	Bonanza Creek Energy, Inc.	209,214	*
6,950	Oasis Petroleum, Inc.	270,147	*
		479,361
Pharmaceuticals (2.3%)
6,100	Medicines Co.	187,636	*
6,850	Pacira Pharmaceuticals, Inc.	198,650	*
		386,286
Road & Rail (1.4%)
5,350	Old Dominion Freight Line, Inc.	222,667	*
Semiconductors & Semiconductor Equipment (1.0%)
4,600	Semtech Corp.	161,138	*
Software (14.2%)
6,900	Aspen Technology, Inc.	198,651	*
3,150	CommVault Systems, Inc.	239,053	*
2,900	Concur Technologies, Inc.	236,002	*
7,500	FleetMatics Group PLC	249,225	*
6,000	Guidewire Software, Inc.	252,300	*
2,800	NetSuite, Inc.	256,872	*
6,900	QLIK Technologies, Inc.	195,063	*
10,700	Take-Two Interactive Software, Inc.	160,179	*
3,200	Tyler Technologies, Inc.	219,360	*
2,900	Ultimate Software Group, Inc.	340,141	*
		2,346,846
Specialty Retail (9.2%)
11,000	Big 5 Sporting Goods Corp.	241,450
17,500	MarineMax, Inc.	198,275	*
9,200	Pier 1 Imports, Inc.	216,108
2,700	Restoration Hardware Holdings, Inc.	202,500	*
8,250	Tile Shop Holdings, Inc.	238,920	*
2,100	Tractor Supply Co.	246,981
18,800	Zale Corp.	171,080	*
		1,515,314
Textiles, Apparel & Luxury Goods (5.1%)
28,500	Fifth & Pacific Cos., Inc.	636,690	*
4,300	G-III Apparel Group Ltd.	206,916	*
		843,606
NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (1.4%)
400	H&E Equipment Services, Inc.	$8,428
2,650	Watsco, Inc.	222,494
		230,922
	Total Common Stocks (Cost $14,274,864)	15,938,081
Short-Term Investments (3.4%)
566,470	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $566,470)	566,470
	Total Investments (100.1%) (Cost $14,841,334)	16,504,551	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(17,386)
	Total Net Assets (100.0%)	$16,487,165

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

8

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$15,938,081	$—	$—	$15,938,081
Short-Term Investments	—	566,470	—	566,470
Total Investments	$15,938,081	$566,470	$—	$16,504,551

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2013.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $14,872,613. Gross unrealized appreciation of investments was $1,705,325 and gross unrealized depreciation of investments was $73,387, resulting in net unrealized appreciation of $1,631,938, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$16,504,551
Dividends and interest receivable	911
Receivable for securities sold	942,683
Receivable for Fund shares sold	5,805
Receivable from Management—net (Note B)	913
Prepaid expenses and other assets	526
Total Assets	17,455,389
Liabilities
Payable for securities purchased	908,852
Payable for Fund shares redeemed	18,297
Payable to investment manager (Note B)	11,368
Accrued expenses and other payables	29,707
Total Liabilities	968,224
Net Assets	$16,487,165
Net Assets consist of:
Paid-in capital	$15,996,541
Undistributed net investment income (loss)	(96,822)
Accumulated net realized gains (losses) on investments	(1,075,771)
Net unrealized appreciation (depreciation) in value of investments	1,663,217
Net Assets	$16,487,165
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,061,001
Net Asset Value, offering and redemption price per share	$15.54
*Cost of Investments	$14,841,334

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$11,223
Interest income—unaffiliated issuers	287
Foreign taxes withheld	(63)
Total income	$11,447
Expenses:
Investment management fees (Note B)	65,534
Administration fees (Note B)	23,130
Distribution fees (Note B)	19,275
Audit fees	21,589
Custodian and accounting fees	9,029
Insurance expense	192
Legal fees	4,332
Shareholder reports	6,248
Trustees' fees and expenses	19,530
Miscellaneous	1,035
Total expenses	169,894
Expenses reimbursed by Management (Note B)	(61,625)
Total net expenses	108,269
Net investment income (loss)	$(96,822)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,704,103
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	824,376
Net gain (loss) on investments	2,528,479
Net increase (decrease) in net assets resulting from operations	$2,431,657

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(96,822)	$(140,520)
Net realized gain (loss) on investments	1,704,103	1,434,113
Change in net unrealized appreciation (depreciation) of investments	824,376	163,581
Net increase (decrease) in net assets resulting from operations	2,431,657	1,457,174
From Fund Share Transactions (Note D):
Proceeds from shares sold	4,554,847	2,765,400
Payments for shares redeemed	(4,723,966)	(6,426,319)
Net increase (decrease) from Fund share transactions	(169,119)	(3,660,919)
Net Increase (Decrease) in Net Assets	2,262,538	(2,203,745)
Net Assets:
Beginning of period	14,224,627	16,428,372
End of period	$16,487,165	$14,224,627
Undistributed net investment income (loss) at end of period	$(96,822)	$—

See Notes to Financial Statements

12

Notes to Financial Statements Small Cap Growth Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $509.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to net operating losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(140,520)	$140,520	$—

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$771,859	$(2,712,892)	$—	$(1,941,033)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$2,712,892

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $1,376,857.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

15

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class S	1.40%	12/31/16	$137,598	$153,311	$133,197	$61,625

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

16

Note C—Securities Transactions:

During the year ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $23,255,253 and $23,904,776, respectively.

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Shares Sold	309,304	211,645
Shares Redeemed	(325,672)	(488,996)
Total	(16,368)	(277,351)

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$13.20		$12.13	$12.26	$10.25	$8.35	$14.50
Income From Investment Operations:
Net Investment Income (Loss)‡	(.09)		(.12)	(.14)	(.12)	(.09)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	2.43		1.19	.01	2.13	1.99	(5.60)§§
Total From Investment Operations	2.34		1.07	(.13)	2.01	1.90	(5.71)
Less Distributions From:
Net Capital Gains	—		—	—	—	—	(.44)
Tax Return of Capital	—		—	—	—	—	(.00)
Total Distributions	—		—	—	—	—	(.44)
Net Asset Value, End of Period	$15.54		$13.20	$12.13	$12.26	$10.25	$8.35
Total Return††	17.73	%**	8.82%	(1.06)%	19.61%	22.75%	(39.47)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$16.5		$14.2	$16.4	$21.0	$16.0	$12.6
Ratio of Gross Expenses to Average Net Assets#	2.20	%*	2.24%	2.20%	2.27%	2.46%	1.97%
Ratio of Net Expenses to Average Net Assets	1.40	%*	1.40%§	1.41%§	1.40%§	1.42%§	1.42%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.26	)%*	(.88)%	(1.11)%	(1.15)%	(1.08)%	(.92)%
Portfolio Turnover Rate	154	%**	282%	279%	243%	300%	323%

See Notes to Financial Highlights

18

Notes to Financial Highlights Small Cap Growth Portfolio
(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class action proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2012	2011	2010	2009	2008
1.40%	1.41%	1.40%	1.42%	1.43%

§§  Included in this net loss is a voluntary reimbursement from Management for brokerage commissions from March 25, 2008 to April 15, 2008, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not Annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2013

B0738 08/13

Socially Responsive Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio Class I generated a total return of 17.12% for the six months ended June 30, 2013 and outperformed its benchmark, the S&P 500 Index, which advanced 13.82% for the period. Returns for the Portfolio's Class I and Class S shares are provided on page 3.

During this reporting period, the equity market continued to benefit from the resolution of key uncertainties. As we exited 2012, a deal averting the fiscal cliff and clarity on tax policy joined generally positive economic momentum in the U.S.—specifically in the housing and auto sectors, in employment and consumer sentiment, and as a result of the energy renaissance. Together, we believe these factors served to reduce historically high risk premiums, supporting an expansion in equity valuations (i.e., the current worth of a company). Added to this, curtailed federal spending associated with the sequester is now phasing in. While the budget restraint is a headwind to growth, it is also having a material impact on reducing the deficit—something needed for longer-term economic sustainability, in our view.

While the market rallied this period, stock prices dipped mid-second quarter as investors weighed the potential impact of the Federal Reserve's ("Fed") decision to begin scaling down its unprecedented quantitative easing program. A dramatic move upward in interest rates began in May and peaked in late June after the Fed clearly articulated its intentions. Since then, however, bond rates stabilized and equities rallied as the situation appeared to move toward a new equilibrium.

The portfolio outperformed broadly across sectors this period. Stock selection was key to our outperformance, particularly within Financials and Information Technology ("IT"). Top contributors from Financials included IntercontinentalExchange and CME Group, part of our secular theme in exchanges as beneficiaries of regulatory reform and the push toward greater transparency. American Express continued to execute well and was rewarded with a better multiple, as was Progressive.

Consumer Staples underperformed versus the benchmark. From our perspective, in the intermediate to long term, there is potential risk in the sector. Health Care performed well for the portfolio, but we see potential risks ahead for this industry as well. As governments work to reduce debt, we see health care funding coming under tightened scrutiny. We have been selectively focused on companies that remove costs from the system, enhance efficiency and improve patient outcomes. Covidien, a long-term holding, was weak, although we remain constructive on the shares. Elsewhere, Altera, a semiconductor holding, was another key detractor. We continue to like the secular fundamentals of the field-programmable gate array (FPGA) semiconductor market and believe the company is poised for a recovery.

We were active in trading this period, using volatility to our advantage. For example, new purchases included Intuit and Nucor. Intuit, maker of QuickBooks and TurboTax, has a long-standing commitment to environmental sustainability and a strong focus on its employees, appearing on Fortune's '100 Best Companies to Work For' list for more than a decade. Nucor, a low-cost specialty steel company, is an industry leader in energy efficiency and carbon emissions management. Its strong record in employee relations includes a no layoff policy and a safety program that strives to proactively identify and prevent incidents. Though these companies are very different, their businesses are U.S.-centered. In fact, our most recent purchase decisions have been focused on companies that we believe can get a tailwind from positive U.S. economic activity.

Sales included asset manager BlackRock, which reached our valuation target after a two- to three-year run.

In our view, this year's rally has been driven primarily by declining risk premiums, which supported an expansion in valuation. As to whether this momentum is sustainable, we see several dynamics at play. First, China has recently been moving more aggressively to address its structural imbalances. While the specific impact of these policies is unknown, we anticipate there will be slower growth from China and more subdued demand for industrial commodities.

Next is global central bank activity. Central bankers appear to have growing concern that the aggressive actions undertaken after the financial crisis could over time plant the seeds of the next big macroeconomic problem—and as such the Fed appears to be contemplating a shift in policy. The Fed has been very clear about how it will transition off of

1

quantitative easing and what economic signals it is watching. How this shift will impact the credit and equity markets, and near-term domestic and global economic growth, is unknown.

Counterbalancing these unknowns, and the possibility of an external shock, is our constructive outlook for the U.S.—for economic growth in general and for equities and earnings growth for U.S.-oriented businesses. Commercial payrolls have been increasing, with the energy renaissance creating jobs directly and indirectly—and with increased local energy supplies creating a tailwind for domestic industrial production for the long term, in our view. State and local governments, after retrenching for several years, have recently started to grow spending and payrolls. We've continued to see good growth in hiring even as the sequester triggered Federal downsizing, with unemployment ticking up a little as disenchanted workers finally returned to the job search. Beyond employment, the housing and auto markets, a headwind since 2007, have also shown momentum.

We will continue our efforts to focus the portfolio around what we think are well-managed companies with competitive strategies, strong fundamentals and high free cash flows. Because of our view of the macro environment for the coming months, we anticipate we will continue to opportunistically use any ongoing volatility to add to companies that appear to meet our parameters at attractive valuations.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

2

Socially Responsive Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.6%
Consumer Staples	9.8
Energy	9.3
Financials	16.2
Health Care	9.3
Industrials	15.6
Information Technology	19.5
Materials	5.8
Short-Term Investments	0.9
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2013
	Date	06/30/2013	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	17.12%	25.43%	6.32%	7.71%	5.93%
Socially Responsive Portfolio Class S2	05/01/2006	17.09%	25.31%	6.25%	7.62%	5.87%
S&P 500 Index[1,3]		13.82%	20.60%	7.01%	7.30%	3.81%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 1.04% and 1.28% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% for Class S shares after expense reimbursements and/or fee waivers.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. By quoting them herein, Management does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be held in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

©2013 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During the Period* 1/1/13 – 6/30/13	Expense Ratio
Class I	$1,000.00	$1,171.20	$5.44	1.01%
Class S	$1,000.00	$1,170.90	$6.30	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.79	$5.06	1.01%
Class S	$1,000.00	$1,018.99	$5.86	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.1%)
Auto Components (2.3%)
68,966	BorgWarner, Inc.	$5,941,421	*
Capital Markets (2.0%)
167,986	Lazard Ltd. Class A	5,400,750
Chemicals (1.8%)
56,641	Ecolab, Inc.	4,825,247
Commercial Services & Supplies (1.4%)
141,246	Herman Miller, Inc.	3,823,529
Consumer Finance (4.4%)
155,658	American Express Co.	11,636,992
Diversified Financial Services (5.6%)
67,687	CME Group, Inc.	5,142,859
54,724	IntercontinentalExchange, Inc.	9,727,738	*
		14,870,597
Electronic Equipment, Instruments & Components (2.1%)
199,205	National Instruments Corp.	5,565,788
Energy Equipment & Services (2.4%)
104,300	Cameron International Corp.	6,378,988	*
Food Products (6.6%)
51,680	J.M. Smucker Co.	5,330,792
54,231	McCormick & Co., Inc.	3,815,693
211,139	Unilever NV	8,299,874
		17,446,359
Health Care Equipment & Supplies (5.5%)
79,191	Becton, Dickinson & Co.	7,826,446
115,913	Covidien PLC	6,630,224	*
		14,456,670
Household Durables (4.3%)
435,768	Newell Rubbermaid, Inc.	11,438,910
Household Products (2.9%)
101,006	Procter & Gamble Co.	7,776,452
Industrial Conglomerates (8.5%)
84,286	3M Co.	9,216,674
207,284	Danaher Corp.	13,121,077
		22,337,751
NUMBER OF SHARES		VALUE†
Industrial Gases (1.8%)
41,505	Praxair, Inc.	$4,779,716
Insurance (3.8%)
392,046	Progressive Corp.	9,965,809
Internet Software & Services (3.0%)
8,878	Google, Inc. Class A	7,815,925	*
IT Services (1.4%)
6,403	MasterCard, Inc. Class A	3,678,524
Machinery (1.7%)
67,532	Pall Corp.	4,486,151
Media (2.3%)
90,340	Scripps Networks Interactive, Inc. Class A	6,031,098
Metals & Mining (2.0%)
121,447	Nucor Corp.	5,261,084
Multiline Retail (2.0%)
75,272	Target Corp.	5,183,230
Oil, Gas & Consumable Fuels (6.7%)
475,230	BG Group PLC	8,084,527
34,905	Cimarex Energy Co.	2,268,476
122,173	Noble Energy, Inc.	7,335,267
		17,688,270
Pharmaceuticals (3.1%)
489	Mallinckrodt PLC	22,221	*
32,580	Roche Holding AG	8,105,765
		8,127,986
Road & Rail (1.8%)
64,753	J.B. Hunt Transport Services, Inc.	4,677,757
Semiconductors & Semiconductor Equipment (9.5%)
374,868	Altera Corp.	12,366,895
365,096	Texas Instruments, Inc.	12,730,898
		25,097,793
Software (3.2%)
137,063	Intuit, Inc.	8,364,955

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Specialty Chemicals (0.6%)
49,425	Novozymes A/S B Shares	$1,581,917
Specialty Retail (2.5%)
58,662	O'Reilly Automotive, Inc.	6,606,514	*
Trading Companies & Distributors (1.9%)
20,321	W.W. Grainger, Inc.	5,124,550
	Total Common Stocks (Cost $192,010,804)	256,370,733
Short-Term Investments (0.8%)
2,104,817	State Street Institutional Treasury Money Market Fund Institutional Class (Cost $2,104,817)	2,104,817
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$100,000	Self Help Credit Union, 0.25%, due 7/23/13	100,000
100,000	Self Help Credit Union, 0.25%, due 7/29/13	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (98.0%) (Cost $194,315,621)	258,675,550	##
	Cash, receivables and other assets, less liabilities (2.0%)	5,155,948
	Total Net Assets (100.0%)	$263,831,498

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (ADRs) and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$256,370,733	$—	$—	$256,370,733
Short-Term Investments	—	2,104,817	—	2,104,817
Certificates of Deposit	—	200,000	—	200,000
Total Investments	$256,370,733	$2,304,817	$—	$258,675,550

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2013, certain foreign equity securities were transferred from Level 2 to Level 1 as a result of the Fund's procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Based on beginning of period market values as of December 31, 2012, $15,246,658 was transferred from Level 2 to Level 1.

#  At cost, which approximates market value.

##  At June 30, 2013, the cost of investments for U.S. federal income tax purposes was $194,770,208. Gross unrealized appreciation of investments was $64,071,413 and gross unrealized depreciation of investments was $166,071, resulting in net unrealized appreciation of $63,905,342, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$258,675,550
Dividends and interest receivable	222,888
Receivable for securities sold	5,657,034
Receivable for Fund shares sold	199,228
Prepaid expenses and other assets	8,942
Total Assets	264,763,642
Liabilities
Payable for securities purchased	528,008
Payable for Fund shares redeemed	94,725
Payable to investment manager (Note B)	120,757
Payable to administrator—net (Note B)	75,006
Accrued expenses and other payables	113,648
Total Liabilities	932,144
Net Assets	$263,831,498
Net Assets consist of:
Paid-in capital	$211,606,238
Undistributed net investment income (loss)	2,490,203
Accumulated net realized gains (losses) on investments	(14,622,172)
Net unrealized appreciation (depreciation) in value of investments	64,357,229
Net Assets	$263,831,498
Net Assets
Class I	$191,318,785
Class S	72,512,713
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	10,277,719
Class S	3,890,266
Net Asset Value, offering and redemption price per share
Class I	$18.61
Class S	18.64
*Cost of Investments	$194,315,621

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,020,322
Interest income—unaffiliated issuers	524
Foreign taxes withheld	(60,827)
Total income	$1,960,019
Expenses:
Investment management fees (Note B)	681,174
Administration fees (Note B):
Class I	261,031
Class S	110,972
Distribution fees (Note B):
Class S	92,477
Audit fees	21,589
Custodian and accounting fees	49,719
Insurance expense	3,792
Legal fees	71,676
Shareholder reports	32,729
Trustees' fees and expenses	20,671
Miscellaneous	4,294
Total expenses	1,350,124
Expenses reimbursed by Management (Note B)	(34,528)
Total net expenses	1,315,596
Net investment income (loss)	$644,423
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,691,567
Foreign currency	(9,721)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	31,119,269
Foreign currency	(3,284)
Net gain (loss) on investments	36,797,831
Net increase (decrease) in net assets resulting from operations	$37,442,254

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$644,423	$1,855,935
Net realized gain (loss) on investments	5,681,846	2,828,716
Change in net unrealized appreciation (depreciation) of investments	31,115,985	15,662,882
Net increase (decrease) in net assets resulting from operations	37,442,254	20,347,533
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(316,032)
Class S	—	(69,241)
Total distributions to shareholders	—	(385,273)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	25,790,223	44,470,837
Class S	6,767,018	8,088,806
Proceeds from reinvestment of dividends and distributions:
Class I	—	316,032
Class S	—	69,241
Payments for shares redeemed:
Class I	(9,298,441)	(17,255,217)
Class S	(12,276,190)	(19,278,046)
Net increase (decrease) from Fund share transactions	10,982,610	16,411,653
Net Increase (Decrease) in Net Assets	48,424,864	36,373,913
Net Assets:
Beginning of period	215,406,634	179,032,721
End of period	$263,831,498	$215,406,634
Undistributed net investment income (loss) at end of period	$2,490,203	$1,845,780

See Notes to Financial Statements

12

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2013 was $1,757.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

13

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of June 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(9,319)	$9,319

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$385,273	$555,104	$—	$—	$385,273	$555,104

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,845,780	$32,851,507	$(19,914,281)	$—	$14,783,006

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$937,150	$18,977,131

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2012, the Fund had no Post-Enactment capital loss carryforwards.

Under current tax law, the use of these losses to offset future gains may be limited.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $2,769,051.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

15

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, transaction costs and dividend expense on short sales, if any) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2013, there was no repayment to Management under its contractual expense limitation. At June 30, 2013, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Year Ending, December 31,
			2010	2011	2012	2013
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2013	2014	2015	2016
Class I	1.30%	12/31/16	$—	$—	$—	$—
Class S	1.17%	12/31/16	99,087	99,870	80,791	34,528

(1)  Expense limitation per annum of the respective class' average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of June 30, 2013, approximately 74% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 26% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to

16

their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended June 30, 2013, there were purchase and sale transactions (excluding short-term securities) of $36,832,165 and $26,129,590, respectively.

During the six months ended June 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2013 and for the year ended December 31, 2012 was as follows:

For the Six Months Ended June 30, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,437,519	—	(517,792)	919,727
Class S	372,486	—	(675,255)	(302,769)

For the Year Ended December 31, 2012

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,911,190	20,104	(1,123,918)	1,807,376
Class S	524,847	4,397	(1,246,753)	(717,509)

Note E—Line of Credit:

At June 30, 2013, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2013. During the six months ended June 30, 2013, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$15.89		$14.35	$14.86	$12.10	$9.39	$17.91
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.15	.04	.06	.01	.11
Net Gains or Losses on Securities (both realized and unrealized)	2.67		1.43	(.50)	2.70	2.93	(7.13)
Total From Investment Operations	2.72		1.58	(.46)	2.76	2.94	(7.02)
Less Distributions From:
Net Investment Income	—		(.04)	(.05)	(.00)	(.23)	(.34)
Net Capital Gains	—		—	—	—	—	(1.16)
Total Distributions	—		(.04)	(.05)	(.00)	(.23)	(1.50)
Net Asset Value, End of Period	$18.61		$15.89	$14.35	$14.86	$12.10	$9.39
Total Return††	17.12	%**	10.98%	(3.08)%	22.85%	31.43%	(39.44)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$191.3		$148.7	$108.4	$83.2	$64.5	$51.6
Ratio of Gross Expenses to Average Net Assets#	1.01	%*	1.03%	1.06%	1.08%	1.15%	.92%
Ratio of Net Expenses to Average Net Assets	1.01	%*	1.03%§	1.06%§	1.08%§	1.15%§	.92%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.57	%*	.98%	.29%	.48%	.06%	.70%
Portfolio Turnover Rate	11	%**	30%	20%	41%	34%	41%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value, Beginning of Period	$15.92		$14.39	$14.90	$12.14	$9.41	$17.86
Income From Investment Operations:
Net Investment Income (Loss)‡	.04		.13	.03	.05	.00	.06
Net Gains or Losses on Securities (both realized and unrealized)	2.68		1.42	(.50)	2.71	2.94	(7.06)
Total From Investment Operations	2.72		1.55	(.47)	2.76	2.94	(7.00)
Less Distributions From:
Net Investment Income	—		(.02)	(.04)	(.00)	(.21)	(.29)
Net Capital Gains	—		—	—	—	—	(1.16)
Total Distributions	—		(.02)	(.04)	(.00)	(.21)	(1.45)
Net Asset Value, End of Period	$18.64		$15.92	$14.39	$14.90	$12.14	$9.41
Total Return††	17.09	%**	10.74%	(3.15)%	22.76%	31.31%	(39.43)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$72.5		$66.7	$70.6	$72.9	$58.2	$50.1
Ratio of Gross Expenses to Average Net Assets#	1.26	%*	1.28%	1.31%	1.33%	1.40%	1.26%
Ratio of Net Expenses to Average Net Assets	1.17	%*	1.17%§	1.17%§	1.17%§	1.18%§	1.17%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.41	%*	.82%	.20%	.39%	.05%	.40%
Portfolio Turnover Rate	11	%**	30%	20%	41%	34%	41%

See Notes to Financial Highlights

19

Notes to Financial Highlights Socially Responsive Portfolio
(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The class action proceeds listed in Note A-4 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement of expenses by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. Had the Fund not received related expense reductions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Socially Responsive Portfolio Class I	1.03%	1.06%	1.08%	1.15%	.92%
Socially Responsive Portfolio Class S	1.17%	1.17%	1.17%	1.18%	1.17%

*  Annualized.

**  Not annualized.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

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Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date:	August 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date:	August 22, 2013

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date:	August 22, 2013